As filed with the Securities and Exchange Commission on February 27, 2018

Securities Act of 1933 File No. 033-00488

Investment Company Act File No. 811-04416

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-effective Amendment No. 129	☒

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 130	☒

PNC FUNDS

(Exact Name of Registrant as Specified in Charter)

One East Pratt Street, 5th Floor

Baltimore, Maryland 21202

(Address of Principal Executive Offices)

1-800-622-3863

(Registrant’s Telephone Number)

John M. Loder, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

(617) 951-7405

(Name and Address of Agent for Service)

Copies of Communications to:

Thomas R. Rus

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

(410) 237-5232

It is proposed that this filing will become effective (check applicable box):

☐ immediately upon filing pursuant to paragraph (b)

☒ on March 1, 2018 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note

This Post-Effective Amendment No. 129 (the “Amendment”) to the Registration Statement of PNC Funds (the “Trust”) is being filed to finalize the registration of shares of a new series of the Trust: PNC Treasury Plus Money Market Fund, and relates only to this series. Information contained in the Trust’s Registration Statement relating to any other series of the Trust is neither amended nor superseded hereby.

PNC Funds Prospectus

March 1, 2018

PNC Money
Market Funds

PNC Treasury Plus Money Market Fund
(Institutional Shares: PAIXX | Advisor Shares: PAYXX | Service Shares: PAEXX)

If you have any questions about any part of this prospectus or wish to obtain additional information about PNC Funds, please visit pncfunds.com or call 800-622-FUND (3863).

Not FDIC Insured — May Lose Value — No Bank Guarantee

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Adviser

PNC CAPITAL ADVISORS, LLC

MONEY MARKET FUNDS

PNC TREASURY PLUS MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income consistent with stability of principal while maintaining liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

	Institutional Shares	Advisor Shares	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Advisor Shares	Service Shares
Management Fees	0.15%	0.15%	0.15%
Distribution (12b-1) Fees	None	None	None
Other Expenses[1]	0.13%	0.23%	0.38%
Shareholder Servicing Fees	None	0.10%	0.25%
Other	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.28%	0.38%	0.13%

1 Expense information has been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares, Advisor Shares, and Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$29	$90	$157	$356
Advisor Shares	$19	$122	$213	$480
Service Shares	$51	$170	$296	$665

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements collateralized by obligations of the U.S. Treasury, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its assets plus any borrowings for investment purposes in such securities. Notwithstanding the above, the Fund may hold a portion of its assets in cash and cash equivalents, including demand deposits with a bank, pending investment, to satisfy redemption requests or to meet the Fund's other liquidity management needs.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, (the "1940 Act"), the primary rule governing the operation of money market funds, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar- weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

PNC Capital Advisors, LLC (the "Adviser") manages the Fund so that it will qualify as a "government money market fund" (a fund that invests almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government). Government money market funds remain eligible under Rule 2a-7 to use the amortized cost method of valuation to seek to maintain a stable net asset value ("NAV") of $1 per share. Government money market funds are also generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds under Rule 2a-7, and the Board of Trustees (the "Board") has determined not to adopt liquidity fees or redemption gates for the Fund at this time, although the Board retains the ability under Rule 2a-7 to impose them at a later date.

The Fund may hold cash and cash equivalents and may maintain demand deposits with a bank, including the bank acting as the Fund's custodian.

PRINCIPAL RISKS

Credit/Counterparty Risk. The values of debt securities and other investments involving an obligation, such as derivative investments or repurchase obligations, may be affected by the ability of the issuer the respective counterparties to make principal and interest payments or otherwise meet payment obligations to the Fund. If an issuer or counterparty cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the value of its debt securities or other instruments may fall. Certain obligations issue by U.S. government agencies, authorities, instrumentalities, or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation,

MONEY MARKET FUNDS

PNC TREASURY PLUS MONEY MARKET FUND

and the Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

Government Securities Risk. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages. As of the date of this prospectus, interest rates in the United States are near historically low levels, increasing the exposure of debt securities to the risks associated with rising interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.

Large Shareholder Risk. The Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts, including funds or accounts advised or sponsored by the Adviser. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund's performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund's brokerage and/or other transaction costs. The Fund is currently utilized by certain large financial intermediaries as a sweep vehicle for accounts that they manage or offer and may be particularly susceptible to this risk.

Management and Operational Risk. The Fund is subject to management risk because it is actively managed. PNC Capital Advisors, LLC (the "Adviser") will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Cyber-attacks, disruptions, or failures that affect the Fund's service providers, the Fund's counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund's NAV or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In response to governmental actions or intervention, political, economic, or market developments, or other external factors, markets may experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Money Market Fund Risk. There can be no assurance that a money market fund operating as a government money market fund, such as the Fund, will maintain a $1.00 per share NAV or comply with Rule 2a-7 at all times. Factors that could adversely affect the value of a money market fund's shares, include, among others, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund's shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of its NAV. Certain other money market funds have in the past failed to maintain stable NAV, and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. A decline in interest rates can reduce a money market fund's yield even if a fund is able to maintain a $1.00 per share NAV. The Adviser and its affiliates are under no obligation to support the share price or yield of the Fund.

Failure to maintain the Fund's status as a "government money market fund" would require the Fund to cease using the amortized cost method to value its shares and to cause transactions in its shares to be effected using the Fund's NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). That pricing mechanism is intended to cause the values of shares of affected funds, including, potentially, the Fund, to float (i.e., change) over time with the market values of the fund's portfolio securities. In addition, the board of trustees of any money market fund may impose a liquidity fee of up to 2% of a shareholder's redemption request (any such fee a "temporary liquidity fee") and/or suspend redemptions for a period of up to ten days (any such suspension, a "gate") whenever a fund's weekly liquid assets comprise less than 30% of the fund's total assets.

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MONEY MARKET FUNDS

PNC TREASURY PLUS MONEY MARKET FUND

Further, money market funds (other than retail money market funds and government money market funds) must impose a temporary liquidity fee of up to 2% of the value of the shares redeemed whenever less than 10% of its total assets are comprised of weekly liquid assets, unless the fund's board of trustees determines that such a fee is not in the fund's best interests. If the Fund failed to maintain its status as a "government money market fund," it would be required to impose liquidity fees and/or temporary suspensions of redemptions ("temporary liquidity fees and gates") whenever less than 10% of the Fund's total assets are comprised of weekly liquid assets, unless the Fund's Board determines that such a fee is not in the Fund's best interests. There can be no assurance that your investment in the Fund will not be adversely affected by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

PERFORMANCE INFORMATION

The Fund is the successor to PNC Advantage Institutional Treasury Money Market Fund (the "Predecessor Fund"), a mutual fund with identical investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Fund into the Fund on March 1, 2018. The performance provided in the bar chart and table is that of the Predecessor Fund. The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Predecessor Fund's Institutional Class Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Predecessor Fund's Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/performance/all/class_i/default.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield for Institutional Class shares as of December 31, 2017 was 1.02%.

Calendar Year Total Returns

Best Quarter	0.21%	(12/31/17)
Worst Quarter	0.00%	(9/30/15)

The Fund's year-to-date total return for Institutional Class Shares through January 31, 2018 was 0.09%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2017)

	1 Year	5 Years	Since Inception
Institutional Shares (since inception date 10/01/09)	0.63%	0.15%	0.10%
Advisor Shares (since inception date 3/16/11)	0.00%	0.01%	0.01%
Service Shares (since inception date 10/29/10)	0.00%	0.01%	0.01%

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INVESTMENT ADVISER

PNC Capital Advisors, LLC is the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any day when the U.S. bond markets and the Federal Reserve are open (each a "Business Day"). The Securities Industry and Financial Markets Association ("SIFMA") publishes a recommended holiday schedule each year for the U.S. bond markets. The U.S. bond markets and the Fund are generally closed on those scheduled holidays.

Accordingly, you cannot generally purchase or redeem shares of the Fund on those days.

By Phone or Wire: contact your financial intermediary or, if you hold your shares directly through the Fund, you should contact PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to PNC Funds c/o The Bank of New York Mellon, P.O. Box 9795, Providence, RI 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  The Fund's minimum initial investment is $1,000 for Service Shares.

•  There is no minimum investment amount for Institutional or Advisor Shares.

Minimum Subsequent Investments:

•  The minimum amount for subsequent investments in Service Shares is $100, including through a planned investment program.

•  There is no minimum amount for subsequent investments for Institutional or Advisor Shares.

The Fund's initial investment minimum may be reduced or waived in some cases.

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains if you hold shares in a taxable account. If you are invested in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, you generally will not be subject to tax on Fund distributions so long as your Fund shares remain in the arrangement, but you may be taxed upon your withdrawal of monies from the arrangement.

DETAILS ABOUT THE FUND

Understanding the Information Presented in this Prospectus

Performance. Performance results shown in this prospectus, including the Summary Prospectus, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers. The Predecessor Fund suspended payment of shareholder service fees effective January 1, 2010 until December 14, 2017. Effective December 15, 2017, the Predecessor Fund suspended payment of shareholder service fees in excess of 0.10%. The effect of these suspensions is reflected in the performance information for the Fund.

Expenses. Unless otherwise noted, the expense information shown is based on expenses incurred during the Fund's most recently completed fiscal year, expressed as a percentage of the Fund's average daily net assets over that period. Because the Fund's asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Fund's current asset size. The Fund's annual operating expenses and its asset size will likely vary over time and may vary materially. In general, the Fund's annual operating expenses will increase as the Fund's assets decrease and decrease as the Fund's assets increase.

Regulation. The Adviser is a wholly owned subsidiary of PNC Bank, National Association ("PNC Bank"). Certain regulatory requirements impose investment and other restrictions that apply to a bank, such as PNC Bank, and some of its affiliated persons when they manage the investments of others, including restrictions that limit the ability to invest in certain affiliates of the bank and other types of issuers. These restrictions, as well as PNC Bank and Adviser-adopted policies and procedures, may be applied to holdings of the PNC Funds and holdings of customers of certain related investment advisers and may restrict the Adviser's ability to invest in or engage in transactions with certain issuers of equity securities, fixed income securities and other investments. These restrictions may limit the Fund portfolio manager's ability to make certain investments the portfolio manager might otherwise select and may adversely affect the Fund's performance.

More Information About Investment Objectives and Principal Investment Strategies

The Fund has an investment objective and strategies for reaching its objective as discussed in the Summary Sections of this prospectus. The investment objective of the Fund may be changed at any time without shareholder approval. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its objective. Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions, or company performance, and these judgments may affect the return on your investment.

This section provides additional information about the principal investment strategies utilized by the Fund. The Fund may hold cash pending investment and may invest up to 100%

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of its assets in cash and/or short-term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government for temporary defensive purposes. The investments may prevent the Fund from meeting its investment objective.

The Fund may hold cash pending investment and may invest up to 100% of its assets in cash and/or short-term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities, or sponsored enterprises of the U.S. government for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Additionally, pursuant to SEC rules, the Fund may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs in shares of other money market funds offered by PNC Funds and other investment companies affiliated with the Adviser. The Fund will bear the costs and fees associated with investments in other investment companies, including other investment companies managed by the Adviser or its affiliates, except that the Adviser has agreed to waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by a PNC money market fund with respect to the Fund's short-term reserves swept into a PNC money market fund. Certain other contractual and voluntary advisory fee waivers may reduce the Adviser's obligation to waive its advisory fees in connection with such investments.

This waiver does not apply to cash collateral from the Fund's securities lending program invested in a PNC money market fund, and the waiver may be terminated at any time without prior notice. Because the Adviser and/or its affiliates receive fees for providing services to PNC Funds and certain other funds in which the Fund may invest, the Fund's investments in such funds benefit the Adviser and/or the Adviser's affiliates.

The Fund seeks to provide high current income consistent with stability of principal while maintaining liquidity.

Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements collateralized by obligations of the U.S. Treasury, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

The Adviser manages the Fund so that it will qualify as a "government money market fund." Government money market funds remain eligible under Rule 2a-7 to use the amortized cost method of valuation to seek to maintain a stable net asset value of $1 per share. Government money market funds are also generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds under Rule 2a-7, and the Board has determined not to adopt liquidity fees or redemption gates for the Fund at this time, although the Board retains the ability under Rule 2a-7 to impose them at a later date.

Additional Information Regarding the Fund's Investment Policies

Additional investment policies are described in this section. The Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investment policies of the Fund.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security (e.g., a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond, or note) for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash with limited market risk, although the Fund bears the risk of a seller's failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights as to the security and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Notes on Investment Limitations

The Fund has adopted policies or restrictions that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply only at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an

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investment or its credit rating after it is acquired does not create a violation of any policy to limit the Fund's investment to a certain percentage of assets or in issuers of a certain credit quality. When an investment is rated by more than one NRSRO, the Adviser will utilize the highest rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of the Fund's assets in securities rated investment grade) except where the Fund has a policy to invest a certain percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest rating that applies to that investment.

More Information About Principal Risks

The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how well an investment manager does in performing and executing on its assessments, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend, among other things, on how widely the Fund diversifies its holdings.

This section provides additional information about the principal risks of investing in the Fund.

Credit/Counterparty Risk. The values of debt securities and other investments involving an obligation, such as derivative investments or repurchase obligations, may be affected by the ability of the issuer or the respective counterparties to make principal and interest payments or otherwise meet payment obligations to the Fund. If an issuer or counterparty cannot or will not meet its payment obligations or if its credit rating is lowered or its financial situation deteriorates, the values of its debt securities or other instruments may fall.

Certain obligations may be secured by the issuer's or counterparty's assets or may otherwise be supported by collateral. In those situations, there remains the risk that the collateral declines in value; the Fund suffers delays, incurs costs and/or loses money in exercising its rights with respect to any credit support or collateral; and any credit support or collateral proves insufficient to make the Fund whole.

Certain obligations issued by U.S. government agencies, authorities, instrumentalities, or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac, and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

To the extent that the Fund invests in securities of distressed companies, it may be exposed to greater credit, issuer, and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed issuers include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments. Issuers of distressed-company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could negatively affect the market for these securities and reduce the Fund's ability to sell these securities.

Under a repurchase agreement, the Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. If the seller defaults or otherwise becomes unable to honor a financial obligation, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral. Similarly, the Fund is exposed to similar risks of incurring losses, costs, and delays if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

To the extent the Fund invests in mortgage- or asset-backed securities, the Fund may be subject to the risk that borrowers will default on the underlying obligations that back the mortgage- or asset-backed securities. In such situations, recovery from the collateral, if any, underlying the mortgage- or asset-backed securities in which the Fund invests may be difficult, and the value of such securities may decline, resulting in losses to the Fund.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality, or sponsored enterprise issuing

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or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality, or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. The dividend yield paid by the Fund will vary with, among other things, changes in short-term interest rates. The Fund's yield could decline due to falling interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages. As of the date of this prospectus, interest rates in the United States are near historically low levels, increasing the exposure of debt securities to the risks associated with rising interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for the Fund's portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

Large Shareholder Risk. The Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts, including funds or accounts advised or sponsored by the Adviser. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund's performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund's brokerage and/or other transaction costs. The Fund is currently utilized by certain large financial intermediaries as a sweep vehicle for accounts that they manage or offer and may be particularly susceptible to this risk.

Management and Operational Risk. The Fund is subject to management risk because they are actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. Moreover, the consequences of events with limited or no historical precedent may be especially difficult to predict or manage.

Certain operational issues may adversely affect the value of your investment in the Fund and your ability to receive redemption proceeds timely. Cyber-attacks, disruptions, or failures that affect the Fund's service providers, the Fund's counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund's NAV or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade.

The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa and the volatility of lower-rated securities is greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund's investments in convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the

7

issuer and any call provisions. The Fund is subject to the risk that the asset class(es) in which it invests primarily may underperform the asset class(es) in which it does not invest primarily.

Geopolitical and other events may disrupt markets and adversely affect global economies. Likewise, natural and environmental disasters and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. These events could also cause the Fund's exposure to the risks described elsewhere in this prospectus to increase. Market disruptions can also prevent the Fund from implementing its investment programs for a period of time and achieving its investment objective.

In response to governmental actions or intervention, economic or market developments, or other external factors, markets may experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund's ability to achieve its investment objective and affect the Fund's performance.

Political, social, or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund's investments in issuers located in, doing business in or with assets in such countries. The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund's principal investment strategies to strive to meet the Fund's investment objectives under all types of market conditions, including unfavorable market conditions.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the Federal

Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to reverse, withdraw, curtail, or taper such activities, could have a material adverse effect on prices for the Fund's portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Securities markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Securities may be difficult to value during such periods.

Any partial or complete dissolution of the European Monetary Union (the "EMU") could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund's principal investment strategies to strive to meet the Fund's investment objectives under all types of market conditions, including unfavorable market conditions.

Money Market Fund Risk. There can be no assurance that a money market fund, including one operating as a government money market fund (a fund that invests almost exclusively in cash, obligations of the U.S. Government, and repurchase agreements collateralized by obligations of the U.S. government), such as the Fund, will maintain a $1.00 per share NAV or comply with Rule 2a-7 at all times. Factors that could adversely affect the value of a money market fund's shares, include, among others, a sharp rise in interest rates, an illiquid market for the securities held by the money market

8

fund, a high volume of redemption activity in a fund's shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of its NAV.

Certain other money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. A decline in interest rates can reduce a money market fund's yield even if a fund is able to maintain a $1.00 per share NAV. The Adviser and its affiliates are under no obligation to support the share price or yield of any Money Market Fund.

Government money market funds invest almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government. Government money market funds are expected to be able to continue to use the amortized cost method of valuation to seek to maintain a stable NAV of $1 per share and they are generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds. In addition, the Board of the Fund has determined not to adopt any liquidity fees or redemption gates for the Fund at this time, although the Board retains the discretion to impose them at a later date without prior notice. There can be no assurance that the Fund will qualify as government money market funds or maintain that status. Failure to maintain that status will subject the Fund to regulation as a non-government money market fund and may result in the imposition of temporary liquidity fees and gates.

The Adviser manages the Fund so that it will qualify as a "government money market fund". Failure to maintain the Fund's status as a "government money market fund" would require the Fund to cease using the amortized cost method to value its shares and to cause transactions in its shares to be effected using the Fund's NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). That pricing mechanism is intended to cause the values of shares of affected funds, including, potentially, the Fund, to float (i.e., change) over time with the market values of the fund's portfolio securities. In addition, the board of trustees of any money market fund may impose a liquidity fee of up to 2% of a shareholder's redemption request (any such fee a "temporary liquidity fee") and/or suspend redemptions for a period of up to ten days (any such suspension, a "gate") whenever a fund's weekly liquid assets comprise less than 30% of the fund's total assets. Further, money market funds (other than retail money market funds and government money market funds) must impose a temporary liquidity fee of up to 2% of the value of the shares redeemed whenever less than 10% of its total assets are comprised of weekly liquid assets, unless the fund's board of trustees determines that such a fee is not in the fund's best interests. If the Fund failed to maintain its status as a "government money market fund," it would be required to impose liquidity fees and/or temporary suspensions of redemptions ("temporary liquidity fees and gates") whenever less than 10% of the Fund's total assets are comprised of weekly liquid assets, unless the Fund's board of trustees determines that such a fee is not in the Fund's best interests. There can be no assurance that your investment in any Money Market Fund will not be adversely affected by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Distributions of income and gains arising from the Fund's use of derivatives will be subject to applicable federal, state, and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state, or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative income tax purposes.

Disclosure of Portfolio Holdings

The Fund publishes on the Fund's website (pncfunds.com) and files with the SEC its complete portfolio holdings monthly. The publication and filing is subject to a five-business day lag and will provide portfolio holdings as of the last business day of the previous month. Additionally, the Fund is required to file a quarterly portfolio holdings report with the SEC on Form N-CSR and Form N-Q. For more information on the Fund's policies and procedures with respect to the disclosure of portfolio securities, see the Statement of Additional Information, which is available, free of charge, on the Fund's website (pncfunds.com).

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC (the "Adviser") is the investment adviser to the Fund and is located at One East Pratt Street – 5th Floor, Baltimore, MD 21202. As of December 31, 2017, the Adviser had approximately $50.3 billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its

9

management activities. The Adviser utilizes a team approach for management of the Fund. No one person is primarily responsible for managing the Fund or making investment recommendations to the team.

The table below shows the management fees (after all fee waivers and expense reimbursements) the Adviser received from the Predecessor Fund for the fiscal year ended May 31, 2017 and the Fund's contractual management fee:

Management Fees Paid as a Percentage of Average Net Assets for the Fiscal Year Ended May 31, 2017	Contractual Management Fee as a Percentage of Average Net Assets
0.15%	0.15%

Voluntary Fee Waivers

The Adviser may voluntarily agree to waive advisory fees and reimburse expenses and such voluntary fee waivers and expense reimbursements may be changed or terminated by the Adviser at any time.

Additional Information Regarding Board Approval of Investment Advisory Agreement

A discussion regarding the basis for the Board's approval of the investment advisory agreement will be available in the Annual Report to Shareholders for the period ended November 30, 2018.

Manager of Managers Structure

The Fund has received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Fund'sBoard, for overseeing the Fund's sub-advisers, notifying them of their termination and recommending to the Board their hiring or replacement. The Adviser may, in the future, recommend to the Board the establishment of the Manager of Managers Structure for any of the Fund.

Shareholders will be notified within 90 days of the hiring of a sub-adviser.

Additional Information

The Board generally oversees the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Fund's investment adviser, sub-advisers, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended third-party (or other form of) beneficiaries of those contractual arrangements. The Trust's and the Fund's contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Fund that you should consider carefully in determining whether to purchase shares of the Fund. Neither this prospectus, the Fund's Statement of Additional Information, nor the Fund's registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

PURCHASING, EXCHANGING, AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange, and redeem shares of the Fund. Generally, the Fund does not accept purchase orders from foreign investors; however, the Fund reserves the ability to change this practice without prior notice. The Fund may accept or reject any purchase order. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Fund.

Institutional Shares:

•  No front-end sales charge

•  No 12b-1 fees

•  No minimum initial investment, except as described below.

Institutional Shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have entered into a selling agreement with PNC Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Institutional Shares through one of these entities, you must have an account with the entity. The account will be governed by its own rules and regulations that may be more stringent than the rules and regulations governing a direct investment in the Fund. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.

Institutional Shares may be purchased directly by institutional investors including corporate investors, pension, retirement and profit sharing plans and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. Employees, directors, officers and retirees of PNC Funds, investment companies sponsored or advised by the Adviser or its affiliates, The PNC Financial

10

Services Group, Inc. or any of its affiliates, the Fund's co-administrators, Underwriter, or any investment sub-adviser to the Fund and their immediate families (spouse, parents, siblings, children, and grandchildren) may purchase Institutional Shares subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. In addition to the $1,000 minimum initial investment, Planned Investment Programs are subject to a $100 monthly minimum investment.

•  No minimum amount for subsequent investments, except as provided above for Planned Investment Programs.

Advisor Shares:

•  No front-end sales charge

•  Shareholder servicing fees up to 0.10% of net assets

•  No 12b-1 fees

•  No minimum initial investment

•  No minimum amount for subsequent investments

Service Shares:

•  No front-end sales charge

•  Shareholder servicing fees of up to 0.25% of net assets

•  No 12b-1 fees

•  $1,000 minimum initial investment – $100 subsequent minimum investment amount, including through a Planned Investment Program

Advisor and Service Shares may only be purchased through select financial institutions.

For purposes of this prospectus, a "Business Day" means, with respect to the Fund, is any day on which the Fund calculates its NAV.

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries (including financial intermediaries that are affiliates of the Adviser) for shareholder or administrative services in connection with investments in the Fund. These fees are in addition to any fees that may be paid by the Fund for these types of services or other services, including 12b-1 fees. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Fund on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of Fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Fund. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Fund nor the amount that the Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of the Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor the Fund's asset size and, subject to approval by the Board, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

1  Prior to September 28, 2017, PIPs were subject to initial and subsequent investment minimums of $50. PIP accounts established prior to that date will continue to be subject to the lower investment minimums.

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How to Purchase and Exchange Fund Shares

New Account Set Up	Adding to an Existing Account
By Mail	• Complete and sign an application. Applications may be requested by calling 1-800-622-FUND (3863) and are also available at pncfunds.com.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash, or cash equivalents (i.e., cashier's check, bank draft, money order, or travelers' check).
• Mail the completed and signed account application and your check to:
PNC Funds
c/o The Bank of New York Mellon
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o The Bank of New York Mellon
4400 Computer Drive
Westborough, MA 01581-1722	• Provide purchase instructions with the fund name, share class, your account number and account registration information.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the instructions and the check to one of the two mailing addresses provided.
• The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services or receipt at the Fund's post office box, or purchase orders or redemption requests do not constitute receipt by the Transfer Agent.
By Telephone with Wire Transfer	• Call Investor Services at 1-800-622-FUND (3863) to set up an account number and to receive a wire control number to be included in the body of the wire.
• Ask your bank to immediately transmit available funds by wire. Your bank may charge you a wiring fee for this service.
• Wiring instructions are as follows:
The Bank of New York Mellon
ABA # 011001234
Credit: 0000735906
The Bank of New York Mellon Inc. as Agent for PNC Funds
Further Credit: Beneficiary Name
Beneficiary Fund/Account Number
• Complete and sign the account application and mail to:
PNC Funds
c/o The Bank of New York Mellon
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o The Bank of New York Mellon
4400 Computer Drive
Westborough, MA 01581-1722
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.	• If you previously selected the telephone purchases option for your account, call Investor Services at 1-800-622-FUND (3863) to purchase additional shares.
• If your bank account information is on file, you can request purchases through federal funds wire or electronic transfer through the ACH.
• To add telephone purchases option to your account, please complete an Account Maintenance Form or call Investor Services.
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Financial Intermediary

•  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time.

•  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge you fees or commissions in connection with that purchase that are not otherwise disclosed in this prospectus.

•  In order for you to receive the Fund's NAV determined on a Business Day when you purchase, redeem, or exchange through an authorized financial intermediary, your authorized financial intermediary must receive your purchase, redemption, or exchange request in good order before the time provided for your Fund in the table in the

12

section titled "General Information Regarding Purchases," and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.

Note: If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares.

How We Calculate NAV

The NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and share class expenses.

In calculating the NAV, for the Fund, the Fund generally values its investment portfolio using the amortized cost method, which is described in the Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons by the Adviser, the Fund will value its portfolio at market price or fair value prices determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board. Please see "Money Market Fund Risk" in the section "Details About the Fund – More Information About Principal Risks" for a discussion of regulatory changes that may affect how the Fund values its portfolio.

The Statement of Additional Information contains more detailed information concerning how the Fund values its investments.

General Information Regarding Purchases

The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order. In order for you to receive the Fund's next-calculated NAV determined on a Business Day when you purchase through an authorized financial intermediary, your authorized financial intermediary must receive your purchase request in good order before the time given in the table below and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund. The Fund normally calculates its NAV as of the time shown in the table below. On days when the U.S. bond markets have a scheduled early close for regular trading (e.g., due to a holiday), the Fund normally calculates its NAV as of the time of that early close, except on New Year's Eve and the Friday before Memorial Day. Notwithstanding the preceding, the Fund may determine to calculate its NAV as of the close of regular trading on the U.S. bond markets on any day when there is an unscheduled early close to regular trading on the U.S. bond markets. Good order means, among other things, that your request includes complete information. In general, a purchase order is in "good order" if it includes: (i) the name of the Fund and share class being purchased; (ii) the U.S. dollar amount of the shares to be purchased; (iii) the name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity; and (iv) the signature of an authorized signatory. The Fund's NAV is not calculated on holidays when the U.S. bond markets or the Federal Reserve are closed.

	Time of NAV Calculation/ Deadline for processing at the NAV calculated that day	Deadline for Submission of Orders for Dividends to Begin Accruing on the Same Business Day
Treasury Plus Money Market Fund	Normally 4:00 p.m. Eastern time[1]	Normally 1:30 p.m. Eastern time[1,2]

1  On days when SIFMA recommends a scheduled early close for the U.S. bond markets, the Fund typically calculates its NAV as of that earlier time (the "early closing time") and set their deadline for the submission of orders for processing at the NAV calculated that day to the early closing time, except on New Year's Eve and the Friday before Memorial Day. The deadline for submission of orders for dividends to begin accruing on the same business day on such days is the time in the following list that next precedes the early closing time by at least 45 minutes: 9:45 a.m.; 11:45 a.m.; 1:30 p.m.; or 3:30 p.m. (all times Eastern time).

2  Your order must be communicated by you or your financial intermediary to the Fund's transfer agent by this time, and the payment for your order must be received by the Fund's transfer agent before the deadline shown above or, in the Fund's discretion, by the close of the Federal Reserve wire transfer system, on the day your order is placed, for you to begin accruing dividends the same Business Day. These times are subject to change without notice.

General Information Regarding Short-Term Trading

The Fund operates as a money market fund and generally does not seek to detect short-term trading, but reserves the right to do so when the Board deems appropriate.

Short-term trading in other PNC-sponsored funds other than the Fund creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple

13

shareholders are aggregated, is limited. Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple investors, are a common form of holding shares among retirement and college saving plans and financial intermediaries such as brokers, advisers, and third-party administrators. Omnibus accounts aggregate purchase or redemption and exchange requests on a daily basis and the identity of individual investors may not be known to the Fund. With respect to suspected market timing by investors who acquire shares through omnibus accounts, different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

General Information Regarding Exchanges

You may exchange your shares of the Fund for the same class of shares of another Fund. You may exchange your shares on any Business Day. Please see "General Information Regarding

Purchases" for information regarding the deadlines for the submission of purchase and sale orders for the Fund. Not all of the PNC Funds have the same deadline for the submission of orders for processing. Accordingly, when you exchange shares of one Fund for shares of another Fund, your account may be un-invested for the period of time between when the sale portion of your request exchange has been effected and when the purchase portion of your exchange has been effected.

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

Sales Charges

There are no sales charges on the purchase of Institutional, Advisor or Service Shares.

How to Redeem Your Fund Shares

Shareholders may redeem shares by following the procedures described below. For information about the deadline to receive the next-calculated NAV and dividend accrual, if applicable, please see "General Information Regarding Purchases" in this prospectus.

By Telephone 1-800-622-FUND (3863)	Call with your account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record.
By Mail	Provide redemption instructions with your name, fund name, share class, your account number and the amount you would like to sell in dollars or shares. These instructions must be signed by each owner of the account or authorized signatory.
Mail the instructions to:
PNC Funds
c/o The Bank of New York Mellon
P.O. Box 9795
Providence, RI 02940-9795
Overnight delivery to:
PNC Funds
c/o The Bank of New York Mellon
4400 Computer Drive
Westborough, MA 01581-1722
Financial Intermediary

Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Fund.

Signature Guarantee

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most

14

institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

Receiving Your Money

If you would like the proceeds of your redemption to be sent to an address, or made payable to a payee which is different from the address or payee information we have on record, please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order, less any applicable deferred sales charge. Good order, among other things, means that complete information is provided about your sale request. In general, a redemption request is in "good order" if it includes: (i) the name of the Fund and share class being redeemed; (ii) the U.S. dollar amount of the shares to be redeemed; (iii) the name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity; and (iv) the signature of an authorized signatory. See "Contingent Deferred Sales Charges" in this prospectus for information concerning the application of contingent deferred sales charges.

Except as noted below, for redemption requests received in good order, we will typically pay out redemption proceeds on the next business day regardless of the method used to make such payment. We may, however, take up to seven days to make redemption payments. The Fund may make redemption payments to different shareholders at different times for redemption requests received on the same day. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your financial intermediary may charge a fee.

Redemption requests may be funded from various sources, including Fund portfolio holdings of cash or cash equivalents, short-term investments, proceeds from the sale or maturity of portfolio investments, interest, dividend income and other monies earned on portfolio investments, borrowings (including overdrafts from the custodian bank, under the Fund's line of credit, and/or through the Fund's Interfund Lending program, as applicable), and various other techniques, including, without limitation, repurchase agreements. Under normal conditions, we typically expect to pay redemption proceeds in cash. The Fund, however, has the right to use assets other than cash for redemption payments and is more likely to use non-cash assets to meet redemption requests during times of deteriorating market conditions or market stress, in cases where PNC Funds believes there are redemption requests representing a very significant portion of the Fund's outstanding shares or where a significant portion of the Fund's portfolio is comprised of less-liquid securities. The Fund may be limited in its ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. More information is contained in the section "Redemptions in Kind" below.

In addition, if the Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet the Fund's redemption obligations for a substantial period of time. In order to honor redemptions pending settlement of such investments, the Fund may employ a wide variety of means to meet short-term liquidity needs, including, without limitation drawing on its cash and other short-term positions or selling other investment positions with shorter settlement cycles, the sale of any or all of which may adversely affect the Fund's performance.

If you recently purchased your shares by check or through ACH, redemption proceeds or dividend accruals, if applicable, may not be available until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase). If you recently changed your address, you will not be able to redeem your shares within 30 days after the change without a Medallion Signature Guarantee signature guarantee.

Redemptions in Kind

Redemption proceeds may be paid all or in part in securities (redemptions in kind) rather than cash at the Fund's discretion. Such in-kind distributions are typically a pro-rata portion of Fund portfolio assets (with certain adjustments, such as to avoid creating odd lot positions), representative baskets of securities or a combination of individual securities, cash and other investments. If your shares are redeemed in kind, you will have to pay transaction costs to sell any securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

Involuntary Redemption of Your Shares

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will give you or your financial intermediary at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares. The Fund reserves the right to redeem a shareholder's investment in the Fund without notice and send the proceeds to the shareholder's last address or account on record or the shareholder's financial intermediary. The Fund may do so if the shareholder's account no longer satisfies eligibility or

15

minimum investment requirements established by the Fund or for other reasons the Fund determines are appropriate.

Suspension of Your Right to Redeem Your Shares

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a)  trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  upon providing prior notification to the SEC, the Board determines that a Money Market Fund's shareholders may suffer material dilution or other unfair results and decides to liquidate the Fund;

(d)  the SEC has by order permitted the Fund's suspension or postponement of redemptions;

(e)  an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets; or

(f)  permitted by applicable law.

Telephone and Internet Transactions

Purchasing, exchanging, and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Fund's transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Fund nor its transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund's transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss.

Customer Identification Program

Federal regulations require the Fund to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Fund. To the extent permitted by applicable law, the Fund reserves the right to place limits on transactions in your account until your identity is verified.

Cost Basis Reporting

When you redeem or exchange Fund shares that are held in a taxable account, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the Internal Revenue Service on an Internal Revenue Service Form 1099-B or other applicable form cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the "wash-sale" rules. This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem or exchange those shares. Such reporting generally is not required for shares held in a Qualified Plan or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in the Fund account, the Fund's default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary's default method (or the method you have selected by notifying the intermediary) will apply. Please see the Fund's website at: pncfunds.com or contact the Fund at 1-800-622-FUND (3863) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in Fund shares acquired prior to January 1, 2012 as this information will not be reported to you by the Fund and may not be reported to you by your financial intermediary.

SHAREHOLDER SERVICES PLAN

The Fund has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Advisor and Service Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend

16

payments and maintaining customer account records. The Fund may pay these institutions up to 0.10% and 0.25% of the average daily net assets attributable to Advisor and Service Shares, respectively, for these shareholder services. The Fund has suspended payment of shareholder service fees in excess of 0.10% for Service Shares. This suspension is voluntary and may be lifted at any time.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUND

The Fund accrues its net investment income daily and distributes it monthly.

The Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the corresponding distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution.

Your election will be effective as soon as your written notice is processed.

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund under current law, which is subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are U.S. citizens or residents.

You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

The Fund intends to qualify and be treated each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you.

Fund Distributions — Taxable Shareholders

The Fund intends to distribute each year all or substantially all of its net investment income and capital gains, including its net capital gain (the excess of long-term capital gain over short-term capital loss, in each case determined with reference to any loss carryforwards). You will be subject to federal income tax on Fund distributions in the manner described herein, regardless of whether they are paid in cash or reinvested in additional shares. Although dividends are generally treated as taxable to you in the year they are paid, dividends declared and payable to shareholders of record in October, November or December but paid in the following January are taxable as if they were paid on December 31 of the year in which they were declared.

Distributions of investment income (other than exempt-interest dividends, if any, described below) and gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less will generally be taxable to you at ordinary income rates. Distributions of net capital gains (that is, the excess of net capital gains from the sale of investments that the Fund owned for more than 12 months over net short-term capital losses) that are properly reported by the Fund as capital gain dividends ("capital gain dividends") will generally be taxable to you as long-term capital gain includible in net capital gain and taxable to individuals at reduced rates, regardless of how long you have held your shares. You will be notified annually of the tax status of distributions paid to you.

The Fund may be eligible to report a portion of its distributions as exempt-interest dividends, which are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but may be subject to state and local taxes and may result in liability for the federal alternative minimum tax. If, at the close of each quarter of the Fund's taxable year, either (a) at least 50% of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code or (b) at least 50% of its total assets consists of interests in Underlying RICs, the Fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying RICs, and of interest on any tax-exempt obligations in which it directly invests, if any.

A 3.8% Medicare contribution tax will be imposed on the "net investment income" of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends but excluding any exempt-interest dividends (described below), and net capital gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. However, you will be taxed on the entire taxable portion of the distribution received, even though, as an economic matter, all or a portion of the distribution constitutes a return of capital. This tax result is known as "buying into a dividend."

Redemptions or Exchanges — Taxable Shareholders

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange, or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have

17

held your Fund shares for over twelve months at the time you dispose of them and will recognize short-term capital gain or loss if you have held your Fund shares for twelve months or less at the time you dispose of them. As described under "Cost Basis Reporting" above, upon the sale, exchange, or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service with cost basis and certain other related tax information about the Fund shares you sold, redeemed, or exchanged. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, all or a portion of any loss realized on a disposition of shares of the Fund will be disallowed under the "wash-sale" rules if other shares of the same Fund are purchased within 30 days before or after the disposition, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.

Backup Withholding

The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable distributions or gross proceeds realized upon redemption of Fund shares payable to shareholders who fail to provide to the Fund a correct tax payer identification number in the manner required, who have under-reported dividend or interest income, or who fail to certify to the Fund that they are not subject to backup withholding. The backup withholding rate is 28%.

IRAs and Other Tax-Advantaged Accounts

IRAs, tax-qualified retirement plans and certain other tax-advantaged accounts generally are not subject to U.S. federal income tax on distributions from the Fund or on redemptions of shares of the Fund. Special tax rules apply to investments through such accounts. Investors in the Fund through such tax-advantaged accounts generally are not subject to U.S. federal income tax on distributions from the Fund that are received by the account or on redemptions of the Fund's shares held in the account. Distributions from a tax-advantaged account generally are taxable to the recipient as ordinary income, with certain exceptions (for example, distributions from a Roth 401(k) plan generally are not taxable to participants in such a plan).

If you are investing through a tax-advantaged account, you should consult with your own tax advisor and your plan administrator or other designated financial intermediary to determine the suitability of the Fund as an investment through such account and the specific U.S. federal income, as well as any possible state, local, foreign or other, tax consequences to you of investing in the Fund through the account.

U.S. Federal Tax Treatment of Foreign Shareholders

Investors that are not U.S. citizens or residents should consult their own tax advisors regarding the U.S. and non-U.S. tax consequences of an investment in the Fund.

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. It is anticipated that a significant percentage of the distributions by the Fund each year will be attributable to interest on U.S. government securities, but there is no assurance that this will be the case inasmuch as some categories of securities in which the Fund invests do not qualify as U.S. government securities for these tax purposes.

More information about taxes is in the Statement of Additional Information.

18

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Institutional, Advisor and Service Shares of the Predecessor Fund. This information is intended to help you understand the Predecessor Fund's financial performance for the past five years, or, if shorter, the period of the Predecessor Fund's or share class' operations. All per share information reflects financial information for a single Predecessor Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Predecessor Fund, assuming you reinvested all of your dividends and distributions. The financial history shown below represents the financial history of the Predecessor Fund

The financial highlights have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm,

whose report, along with the Predecessor Fund's financial statements, including any Notes to Financial Statements referenced in these financial highlights, is included in the annual report dated May 31, 2017 and is incorporated by reference into the Statement of Additional Information. Information provided for the period ended November 30, 2017 is derived from the Predecessor Fund's unaudited financial statements which are included in the Predecessor Fund's unaudited semi-annual shareholder report dated November 30, 2017 and is available upon request.

You can obtain the Funds' annual reports, which contain more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Six Months Ended November 30, 2017, and for the Years Ended May 31, unless otherwise indicated

PNC ADVANTAGE INSTITUTIONAL TREASURY MONEY MARKET FUND

	Institutional Shares								Advisor Shares
	2017*	2017	2016	2015		2014	2013		2017*	2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00	$1.00
Net Investment Income†	— **	— **	— **	—	**	— **	—	**	—	—	—	**	—	**	— **	—	**
Realized and Unrealized Gain (Loss) on Investments	—	—	—	—	**	—	—	**	—	—	—	**	—	**	—	—	**
Total from Investment Operations	— **	— **	— **	—	**	— **	—	**	—	—	—	**	—	**	— **	—	**
Dividends from Net Investment Income	— **	— **	— **	—	**	— **	—	**	—	—	—	**	—	**	— **	—	**
Distributions from Net Realized Gains	—	—	—	—		—	—		—	—	—		—		—	—
Total Distributions	— **	— **	— **	—	**	— **	—	*	—	—	—	**	—	**	— **	—	**
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return	0.37%	0.23%	0.02%	0.01%		0.01%	0.01%		0.00%	0.00%	0.02%		0.01%		0.01%	0.01%
Ratios/ Supplemental Data
Net Assets End of Period (000)	$594,540	$543,266	$453,917	$112,304		$174,871	$115,062		$— (1)	$— (1)	$—	(1)	$34,829		$10,980	$8,412
Ratio of Expenses to Average Net Assets	0.28%	0.25%	0.17%	0.05%		0.05%	0.12%		0.00%	0.00%	0.16%		0.05%		0.05%	0.13%
Ratio of Net Investment Income to Average Net Assets	0.74%	0.24%	0.02%	0.01%		0.01%	0.01%		0.00%	0.00%	0.02%		0.01%		0.01%	0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.28%	0.25%	0.24%	0.28%		0.26%	0.28%		0.00%	0.00%	0.25%		0.29%		0.27%	0.29%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.74%	0.24%	(0.05)%	(0.22)%		(0.20)%	(0.15)%		0.00%	0.00%	(0.07)%		(0.23)%		(0.21)%	(0.15)%

*  For the six-month period ended November 30, 2017. All ratios for the period have been annualized. Total return for the period has not been annualized.

**  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

(1)  At November 30, 2017, May 31, 2017 and May 31, 2016, net assets of the Advisor Shares represented seed capital.

(2)  At November 30, 2017 and May 31, 2016, net assets of the Service Shares represented seed capital. At May 31, 2017, net assets of the Service Shares rounded to zero. See Notes to Financial Statements.

19

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Six Months Ended November 30, 2017, and for the Years Ended May 31, unless otherwise indicated

PNC ADVANTAGE INSTITUTIONAL TREASURY MONEY MARKET FUND

	Service Shares
	2017*	2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00
Net Investment Income†	—	—	—	**	—	**	— **	—	**
Realized and Unrealized Gain (Loss) on Investments	—	—	—	**	—	**	—	—	**
Total from Investment Operations	—	—	—	**	—	**	— **	—	**
Dividends from Net Investment Income	—	—	—	**	—	**	— **	—	**
Distributions from Net Realized Gains	—	—	—		—		—	—
Total Distributions	—	—	—	**	—	**	— **	—	**
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return	0.00%	0.00%	0.02%		0.01%		0.01%	0.01%
Ratios/Supplemental Data
Net Assets End of Period (000)	$— (2)	$— (2)	$—	(2)	$3,401		$1,601	$2,711
Ratio of Expenses to Average Net Assets	0.00%	0.00%	0.10%		0.05%		0.05%	0.14%
Ratio of Net Investment Income to Average Net Assets	0.00%	0.00%	0.02%		0.01%		0.01%	0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.00%	0.00%	0.26%		0.29%		0.27%	0.29%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.00%	0.00%	(0.14)%		(0.23)%		(0.21)%	(0.14)%

*  For the six-month period ended November 30, 2017. All ratios for the period have been annualized. Total return for the period has not been annualized.

**  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

(1)  At November 30, 2017, May 31, 2017 and May 31, 2016, net assets of the Advisor Shares represented seed capital.

(2)  At November 30, 2017 and May 31, 2016, net assets of the Service Shares represented seed capital. At May 31, 2017, net assets of the Service Shares rounded to zero. See Notes to Financial Statements

20

Investment Adviser

PNC Capital Advisors, LLC
One East Pratt Street, 5th Floor
Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600

For more information about the Fund, please ask for:

Statement of Additional Information (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Fund's website. The SAI is on file with the SEC and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

The Annual and Semi-Annual reports list the Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Fund and are available, free of charge, on the Fund's website (http://pncfunds.com/resources/prospectus_reports/default.fs).

To Obtain More Information:

By Internet:

pncfunds.com

By Telephone:

Call 800-622-FUND (3863)

By Mail:

PNC Funds
c/o The Bank of New York Mellon
P.O. Box 9795
Providence, RI 02940-9795

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

U.S. Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520

PNC Funds' Investment Company Act
registration number is 811-4416

PS-007-0218

PNC FUNDS

Statement of Additional Information

March 1, 2018

PNC MONEY MARKET FUNDS

PNC Treasury Plus Money Market Fund — Institutional Shares (PAIXX)

PNC Treasury Plus Money Market Fund — Advisor Shares (PAYXX)

PNC Treasury Plus Money Market Fund — Service Shares (PAEXX)

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the prospectus for the above investment portfolio (the “Fund”) of PNC Funds dated March 1, 2018, as may be amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus and PNC Funds’ annual reports to shareholders dated May 31, 2017 (the “2017 Annual Reports”) may be obtained without charge, upon request, by calling or writing PNC Funds at 1-800-622-FUND (3863), 760 Moore Road, King of Prussia, PA 19406.

On March 1, 2018, the Fund acquired the assets of PNC Advantage Institutional Treasury Money Market Fund (the “Predecessor Fund”), a series of PNC Advantage Funds (the “Predecessor Trust”), a Delaware Statutory Trust (the “Reorganization”). Prior to the Reorganization, the Fund will have carried on no business activity, will not have prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Fund for certain organizational matters. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

FINANCIAL STATEMENTS

The Fund’s audited financial statements, including the notes thereto and the reports thereon of Deloitte & Touche LLP, the Fund’s Independent Registered Public Accounting Firm, included in the 2017 Annual Report for the period ended May 31, 2017 are incorporated by reference into this SAI. No other parts of the 2017 Annual Report are incorporated by reference.  The financial statements preceded the reorganization of the Predecessor Fund into the Fund.

The Predecessor Fund’s unaudited financial statements, including the notes thereto, including in the 2017 Semi-Annual Report for the period ended November 30, 2017 are incorporated by reference into this SAI. No other parts of the 2017 Semi-Annual Report are incorporated by reference.

STATEMENT OF ADDITIONAL INFORMATION

This SAI should be read in conjunction with the Prospectus. The information contained in this SAI expands upon matters discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

PNC Funds (the “Trust”), is a Delaware statutory trust. The Trust is a series of funds authorized to issue separate classes or series of shares of beneficial interest. The Fund is registered as an open-end management investment company. The Fund is a diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION FOR THE FUND

Additional Information on Fund Management

The advisory agreement between the Trust and PNC Capital Advisors, LLC (the “Adviser”) became effective as of January 4, 2010 with respect to the Trust and became effective with respect to the Fund as of the Reorganization (the advisory agreement and all amendments thereto, the “Advisory Agreement”).

Additional Information about the Fund

The following information supplements, and should be read in conjunction with, the principal strategies and risk disclosure for the Fund in the Prospectus.

The Fund is currently rated by S&P Global Ratings (“S&P”), a division of McGraw Hill Financial, and approved by the National Association of Insurance Commissioners (NAIC).

The Fund may hold cash pending investment and may hold up to 100% of its assets in cash and/or short-term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds, and certificates of indebtedness.

Disclosure of Portfolio Holdings

In accordance with the Trust’s policies and procedures, The Bank of New York Mellon (“BNY Mellon”) is responsible for dissemination of information about the Fund’s portfolio securities. The Trust, its co-administrators (the Adviser and BNY Mellon, together the “Co-Administrators”) and the Adviser (together with the Co-Administrators, the “Service Providers”) may only disclose information concerning securities held in the Trust’s portfolios under the following circumstances:

(i)                                   Within five business days following the end of each calendar month, BNY Mellon shall post the securities held by the Fund’s portfolios as of the most recent month end, together with each security’s percentage of total net assets of the portfolios on the Trust’s website. In addition, the Fund discloses information regarding the percentage of its total assets that are invested in daily and weekly liquid assets, net shareholders subscriptions or redemptions, and information regarding the value of its NAV calculated to four decimal points before use of penny rounding, if applicable, on the Trust’s website as of the end of each business day; and

(ii)                                As required by the federal securities laws, including the 1940 Act, the Trust shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Forms N-CSR, N-Q and N-MFP or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Other than as described above, each of the Trust’s Service Providers is generally required to keep the Fund’s non-public portfolio information confidential either pursuant to its agreement with the Trust or because of the nature of its relationship to the Trust. In the event that the Trust or a Service Provider discloses the Trust’s portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential in accordance with a confidentiality agreement and shall not trade on such information. BNY Mellon may disclose the Trust’s non-public portfolio securities holdings (holdings not yet filed with the SEC or provided on the Trust’s website) as part of the normal investment activities of the Trust to the following third-party service providers that, by explicit agreement or by virtue of their respective duties to the Trust, are required to maintain the confidentiality of the information disclosed: the investment adviser; sub-advisers; underwriter; co-administrators; independent auditor; proxy voting agent; fund accountants; pricing agents; custodian; securities lending agent; counsel to the Trust or the non-interested trustees; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

Neither the Trust, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Trust’s portfolio securities.

With respect to the monthly disclosure of portfolio holdings on the Trust’s website, as previously discussed, BNY Mellon is authorized to prepare and post to the Trust’s website its portfolio holdings and is also responsible for routine portfolio holdings disclosure to third-party service providers of auditing, custody, proxy voting and other services to the Trust, or disclosure to a rating or ranking organization. There are no restrictions on the disclosure of portfolio securities holdings information after it is filed on a non-confidential basis with the U.S. Securities and Exchange Commission (“SEC”) or one day after the information is provided on the Trust’s website.

BNY Mellon, as authorized by a duly authorized officer of the Trust or the Adviser’s President, may also disclose the Trust’s non-public securities holdings to certain third parties for legitimate business purposes including, but not limited to, disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to a rating or ranking organization; or disclosure of investment models that mirror a portfolio’s holdings to investment professionals in a one-on-one context if such model disclosure is subject to trade rotation with the applicable portfolio it mirrors. Such third parties must enter into a written agreement in a form acceptable to the Trust and its counsel in which the third party agrees to: (a) limit the use of the non-public portfolio securities holdings to the approved “legitimate business purpose;” (b) keep the non-public portfolio securities holdings confidential; and (c) provide that employees of the third party shall not trade based upon that information in accounts in which they have a beneficial interest.

In order to ensure that the disclosure of the Trust’s portfolio securities is in the best interests of the Trust’s shareholders and to address any potential or actual conflicts of interest with BNY Mellon, the Adviser, the Trust’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Trust’s portfolio securities for any non-routine but legitimate business purposes shall be approved by a duly authorized officer of the Trust or the Adviser’s President in advance of such disclosure. This requirement shall not apply to the disclosure of the Trust’s portfolio securities to the Trust’s existing service providers of auditing, custody, proxy voting, and other services to the Trust in connection with the provision of their services to the Trust, or as otherwise provided herein.

The Board shall receive periodic reports regarding disclosure of the Fund’s portfolio holdings in connection with these policies and procedures during the previous quarter and if so, such report shall describe to whom and under what circumstances such disclosures were made.

In its capacity as investment adviser to the Fund, the Adviser and its personnel will have access to detailed, real-time information regarding the Fund’s portfolio holdings. The Adviser also acts as investment adviser to PNC-sponsored Funds that may invest in other funds as a matter of their principal investment strategies or otherwise. Although the Adviser and some or all of its investment personnel will have knowledge of the Fund’s portfolio holdings, including information that may not be available to the public, the Adviser generally makes investment decisions regarding PNC-sponsored Funds’ investments based on long-term considerations using principles of asset allocation. Additionally, the Adviser’s personnel are subject to policies and procedures that are designed to prevent the misuse of material non-public information.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by the Fund. Generally, since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of Fund shares will vary as the value of the Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up. You can lose money by investing in the Fund. There is no guarantee of successful performance, that the Fund’s objective can be achieved or that an investment in the Fund will achieve a positive return. An investment in the Fund should be considered as a means of diversifying an investment portfolio and may not by itself represent a balanced investment program.

Prospective investors should consider the following risks. Please see the Prospectus and this SAI for more information on the principal risks and investment strategies associated with the Fund.

Credit/Counterparty Risk. The values of debt securities and other investments involving an obligation, such as derivative investments or repurchase obligations, may be affected by the ability of the issuer or the respective counterparties to make principal and interest payments or otherwise meet payment obligations to the Fund. If an issuer or counterparty cannot or will not meet its payment obligations or if its credit rating is lowered or its financial situation deteriorates, the values of its debt securities or other instruments may fall.

Certain obligations issued by U.S. government agencies, authorities, instrumentalities, or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

To the extent that the Fund invests in securities of distressed companies, it may be exposed to greater credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed issuers include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments. Issuers of distressed-company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could negatively affect the market for these securities and reduce the Fund’s ability to sell these securities.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality, or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality, or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. The dividend yield paid by the Fund will vary with, among other things, changes in short-term interest rates. The Fund’s yields could decline due to falling interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages. As of the date of this SAI, interest rates in the United States are near historically low levels, increasing the exposure of debt securities to the risks associated with rising interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to reverse, withdraw, curtail, or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

Large Shareholder Risk. The Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts, including funds or accounts advised or sponsored by the Adviser. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of the Fund’s shares, a large redemption by a fund of funds could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of the Fund’s shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. In addition, a conflict of interest may exist for the Adviser when determining whether certain funds the Adviser advises will invest (or remain invested) in certain other funds, including the Fund, for example, because the Adviser may receive a higher asset-based fee for managing a fund than it does for managing other funds. The Adviser may try to minimize these potential adverse effects, although there can be no assurance that such actions will be taken or successful. The Adviser generally seeks to act in the Fund’s best interests, but, in doing so, its investment decisions or other decisions may adversely affect other Funds. The Fund is currently utilized by certain large financial intermediaries as a sweep vehicle for accounts that they manage or offer and may be particularly susceptible to this risk.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. Moreover, the consequences of events with limited or no historical precedent may be especially difficult to predict or manage.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa and the volatility of lower-rated securities is greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund’s investments in convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. The Fund is subject to the risk that the asset class(es) in which it invests primarily may underperform the asset class(es) in which it does not invest primarily.

Geopolitical and other events may disrupt markets and adversely affect global economies. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the United States and other countries. Terrorism in the United States and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (“LIBOR”)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the United States and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of EU countries, as well as the continued existence of the EU itself, has disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Fund. War, terrorism, economic uncertainty and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011 and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this “Risk Considerations” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

In response to governmental actions or intervention, economic or market developments, or other external factors, markets may experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest, and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in, or with assets in such countries. The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those governmental bodies, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Securities markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and reduced liquidity. During those periods, a Fund may experience high levels of shareholder redemptions and may have to sell securities at times when it would otherwise not do so and at unfavorable prices. Securities may be difficult to value during such periods.

The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

Money Market Fund Risk. There can be no assurance that a money market fund operating as a “government money market fund” (a fund that invests almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government), such as the Fund, will maintain a $1.00 per share NAV or comply with Rule 2a-7 under the 1940 Act, the primary rule governing the operation of money market funds at all times. Factors that could adversely affect the value of a money market fund’s shares, include, among others, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of its NAV. Certain other money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. A decline in interest rates can reduce a money market fund’s yield even if Fund is able to maintain a $1.00 per share NAV. The Adviser and its affiliates are under no obligation to support the share price or yield of the Fund.

Government money market funds invest almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government. Government money market funds are expected to be able to continue to use the amortized cost method of valuation to seek to maintain a stable NAV of $1 per share and they are generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds. In addition, the Board has determined not to adopt any liquidity fees or redemption gates for the Fund at this time, although the Board retains the discretion to impose them at a later date without prior notice. There can be no assurance that the Fund will qualify as a government money market fund or maintain that status. Failure to maintain that status will subject the Fund to regulation as a non-government money market fund and may result in the imposition of temporary liquidity fees and gates.

As of the date of the Prospectus, the Adviser intends to manage the Fund so that it will qualify as a government money market fund. Failure to maintain the Fund’s status as a “government money market fund” (a fund that invests almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government) would require the Fund to cease using the amortized cost method to value its shares and to cause transactions in its shares to be effected using the Fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). That pricing mechanism is intended to cause the values of shares of affected funds, including, potentially, the Fund, to float (i.e., change) over time with the market values of the fund’s portfolio securities. In addition, the board of trustees of any money market fund may impose a liquidity fee of up to 2% of a shareholder’s redemption request (any such fee a “temporary liquidity fee”) and/or suspend redemptions for a period of up to ten days (any such suspension, a “gate”) whenever a fund’s weekly liquid assets comprise less than 30% of the fund’s total assets. Further, money market funds (other than retail money market funds and government money market funds) must impose a temporary liquidity fee of up to 2% of the value of the shares redeemed whenever less than 10% of its total assets are comprised of weekly liquid assets, unless the fund’s board of trustees determines that such a fee is not in the fund’s best interests. If the Fund failed to maintain its status as a government money market fund, it would be required to impose liquidity fees and/or temporary suspensions of redemptions (“temporary liquidity fees and gates”) whenever less than 10% of the Fund’s total assets are comprised of weekly liquid assets, unless the Fund’s board of trustees determines that such a fee is not in the Fund’s best interests. There can be no assurance that your investment in the Fund will not be adversely affected by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

Operational and Technology Risk. The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions.  These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Fund, the Fund’s service providers, counterparties, or other market participants, or data within them (a “cyber-attack”).  Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.  Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, the Fund’s counterparties, market participants, issuers of securities held by the Fund or the systems or technology on which the Fund may rely may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund’s NAV or processing redemptions.  For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading).  In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.

Similar types of operational and technology risks are also present for issuers of the Fund’s investments, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by their service providers, the Fund’s counterparties, issuers in which the Fund invests, or securities markets and exchanges.

Repurchase Agreement Risk. Under a repurchase agreement, the Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed-upon time and price which is higher than the purchase price. If the seller defaults or otherwise becomes unable to honor a financial obligation, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral. Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Additional Information about the Fund’s Investments

The following information supplements, and should be read in conjunction with, the principal strategies and risk disclosures for the Fund in the Prospectus.

The Fund may hold cash pending investment and may invest up to 100% of its assets in cash and/or short-term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities, or sponsored enterprises of the U.S. government for temporary defensive purposes.

The list of securities and instruments described below is not intended to be an exclusive list of securities, instruments and practices for investment. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectus, in the section “Investment Limitations and Restrictions” in this SAI or under applicable law, the Fund may engage in each of the strategies and invest in each of the securities and instruments listed below. The Adviser may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security. Investments are not limited to the categories listed below, or the securities specifically enumerated under each category. The Fund is not required to engage in a particular transaction, or invest in any security or instrument, even if to do so might benefit the Fund. The Adviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. The Adviser may invest in any security that falls under the specific category, including securities that are not listed below.

Eligible Securities

The Fund may purchase “eligible securities” (as defined by Rule 2a-7 under the 1940 Act) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board. Eligible security means a security that presents minimal credit risks to a money market fund.  The Fund may only purchase securities that present minimal credit risk as determined by the Adviser in accordance with procedures approved by the Board. Money market fund securities and government securities (with maximum maturities of 397 days) are eligible securities through their express inclusion in the 2015 SEC Release’s revised definition of eligible security.

Liquidity, Maturity and Quality

The Fund must hold securities sufficiently liquid to meet reasonably foreseeable shareholder redemptions. At least 30% of the assets of the Fund must be in cash, direct obligations of the U.S. government and certain other government securities issued at a discount with remaining maturities of 60 days or less, securities that convert or mature into cash within five business days, or amounts receivable and due unconditionally within five business days on pending sales of portfolio securities. With respect to the Fund, at least 10% of assets must be in cash, direct obligations of the U.S. government, securities that convert or mature into cash within one business day, or amounts receivable and due unconditionally within one business day. No more than 5% of the total assets of the Fund may be invested in illiquid securities.

The Fund is managed so that the dollar-weighted average portfolio maturity of all instruments held by it will not exceed 60 days and so that the weighted average life of all instruments held by it will not exceed 120 days. The Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 under the 1940 Act, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features.

Variable and Floating Rate Instruments

The Fund may purchase Treasury Floating Rate Notes, which are floating rate obligations issued by the U.S. Treasury. See “U.S. Treasury Obligations and Receipts” below. Variable rate securities provide for specific periodic adjustment in the interest rate; floating rate securities have interest rates that change when there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government will be deemed to have a maturity equal to the period remaining until the obligation’s next interest rate adjustment.

Variable and floating rate obligations held by the Fund may have maturities of more than 397 days, if they are subject to interest rate resetting provisions and demand features within 397 days, to the extent permitted by Rule 2a-7 of the 1940 Act. Other short-term variable obligations will be deemed to have a maturity equal to the shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or the Trust’s procedures. Other short-term floating rate obligations will be deemed to have a maturity of one day except for purposes of determining weighted average life, in which case it shall be deemed to have a maturity equal to the demand notice period in accordance with applicable regulations or the Trust’s procedures. Other long-term variable obligations will be deemed to have a maturity equal to the longer of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or the Trust’s procedures. Other long-term floating rate obligations will be deemed to have a maturity of the demand notice period in accordance with applicable regulations or the Trust’s procedures.

Guaranteed Investment Contracts

The Fund may make investments in Guaranteed Investment Contracts (“GICs”) issued by U.S. insurance companies. When investing in GICs, the Fund makes cash contributions to a deposit fund or an insurance company’s general account. The insurance company then credits to the Fund monthly a guaranteed minimum interest payment which may be based on a variable, floating or fixed rate or a fixed spread over an index, such as the LIBOR. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to the Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company’s capacity to pay. Failure of the issuing company could result in a default on a GIC. The Fund may only purchase a GIC if the Adviser has determined, under guidelines approved by the Board that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment and, together with other instruments in the Fund which are not readily marketable, will not exceed 5% of total assets in the case of the Fund.

The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Repurchase Agreements

Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund’s Adviser deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities.

The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Repurchase agreements involve repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. Securities subject to repurchase agreements will be held by the Trust’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

For purposes of Rule 2a-7, a repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, when subject to demand, the demand notice period in accordance with applicable regulations or the Trust’s procedures.

InterFund Lending Program

The Fund and other series of the Trust for which the Adviser serves as investment adviser (for the purposes of this section, the “Funds”) have received an exemptive order from the SEC that permits the Funds to lend money and borrow money for temporary purposes directly to and from another Fund (each, an “InterFund Loan”) pursuant to a master interfund lending agreement (the “InterFund Lending Agreement”). The Fund may utilize an InterFund Loan in situations where the cash position of the Fund is insufficient to meet temporary cash requirements due to situations in which shareholder redemptions exceed cash available to meet redemption requests or when a sale of securities “fails” due to circumstances beyond the Fund’s control, such as a delay in the delivery of cash to the Fund’s custodian or improper delivery instructions by the broker effecting the transaction. The Fund has not historically participated in the interfund lending program as borrowing or lending funds.

No Fund may borrow beyond the limits imposed by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above-mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its investment restrictions and limitations. The Fund may make an InterFund Loan when it has available cash reserves and when a borrowing fund requests an InterFund Loan in order to meet temporary cash requirements. An InterFund Loan will be made only if (i) the rate of the loan is more favorable to a lending Fund than the highest or best (after giving effect to factors such as the credit quality of the counterparty) current overnight repurchase agreement rate available to a lending Fund, and (ii) the rate of the loan is more favorable to a borrowing Fund than the lowest interest rate at which a short-term loan from a bank would be available to the Fund (as determined based on a formula approved the Board and calculated by the interfund lending program team consisting of employees of the Adviser).

If the Fund has outstanding borrowings from a bank, any InterFund Loan to the Fund will: (i) be at an interest rate equal to or lower than the interest rate of any outstanding bank loan; (ii) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (iii) have a maturity no longer than any outstanding bank loan (and in any event not over seven days); and (iv) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund, will automatically (without need for action or notice by the lending Fund), constitute an immediate event of default under the InterFund Lending Agreement, which both entitles the lending Fund to call the InterFund Loan immediately and exercise all rights with respect to any collateral and causes the call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

The Fund may borrow on an unsecured basis through an InterFund Loan only if the relevant borrowing Fund’s outstanding borrowings from all sources immediately after the InterFund Loan total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s InterFund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an InterFund Loan would be greater than 10% of its total assets, the Fund may borrow through an InterFund Loan only on a secured basis.

Before any Fund that has outstanding InterFund Loans may, through additional borrowings, cause its outstanding borrowings from all sources to exceed 10% of its total assets, it must first secure each outstanding InterFund Loan to the Fund by the pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the InterFund Loan. If the total outstanding borrowings of the Fund with outstanding InterFund Loans exceed 10% of its total assets for any other reason (such as a decline in net asset value or because of shareholder redemptions), the Fund will within one business day thereafter either (i) repay all its outstanding InterFund Loans to other Funds, (ii) reduce its outstanding indebtedness to other Funds to 10% or less of its total assets, or (iii) secure each outstanding InterFund Loan to other Funds by the pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan until the Fund’s total outstanding borrowings cease to exceed 10% of its total assets, at which time the collateral called for by this condition 5 shall no longer be required. Until each InterFund Loan that is outstanding at any time that the Fund’s total outstanding borrowings exceed 10% of its total assets is repaid or the Fund’s total outstanding borrowings cease to exceed 10% of its total assets, the Fund will mark the value of the collateral to market each day and will pledge such additional collateral as is necessary to maintain the market value of the collateral that secures each outstanding InterFund Loan to Funds at least equal to 102% of the outstanding principal value of the InterFund Loans.

No Fund may lend to another Fund if the InterFund Loan would cause its aggregate outstanding InterFund Loans to exceed 15% of the lending Fund’s current net assets at the time of the InterFund Loan. The Fund’s InterFund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of InterFund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. The Fund’s borrowings, as measured on the day when the most recent loan was made, will not exceed the greater of 125% of the Fund’s total net cash redemptions for the preceding seven calendar days or 102% of the Fund’s sales fails for the preceding seven calendar days. Each InterFund Loan may be called on one business days’ notice by a lending Fund and may be repaid on any day by a borrowing Fund.

Illiquid Securities and Liquidity Risk

The Fund will not knowingly invest more than 5% of the value of their respective total assets in securities that are illiquid. For purposes of this SAI, an “illiquid security” is defined as a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. Illiquid securities would generally include securities that are not otherwise readily marketable, repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the “1933 Act”).

In certain circumstances it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, the Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities, and costs and could involve other liquidity and valuation difficulties.

The Fund may purchase securities that are not registered under the 1933 Act but that can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Taxable Money Market Instruments

Unless prohibited by its principal investment strategies, the Fund may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax (“Taxable Money Market Instruments”). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of an NRSRO; certificates of deposit; bankers’ acceptances; and repurchase agreements with respect to such obligations.

Equity Securities

Unless prohibited by its principal investment strategies, the Fund may invest in equity securities. Common stock usually takes the form of shares of a corporation. The value of an issuer’s equity securities may decline because of factors directly relating to that issuer, such as management decisions or decreased demand for the company’s products or services. An equity security’s value may also decline due to factors impacting the company as well as companies in the same industry or in several different industries, such as increased production costs. The value of an issuer’s stock may also be impacted by financial market events that are not directly related to the issuer or its particular industry, such as fluctuations in interest rates or currency exchange rates. Further, an issuer’s stock typically pays dividends only after the company invests in its own business and fulfills payment obligations to bondholders, or other investors holding debt or preferred stock and holders of equity securities typically have the lowest level of priority in the event of the issuer’s bankruptcy. Therefore, actual or perceived changes in the issuer’s financial condition or prospects will typically affect the value of an issuer’s stock more than its bonds, other debt or preferred stock. Securities of smaller companies may be more vulnerable to adverse developments than those of larger companies. The value of equity securities that trade at a higher multiple of current earnings than other securities may be more sensitive to earnings changes than the values of other securities.

Debt Securities and Obligations

Unless prohibited by its principal investment strategies, the Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

The Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations (“CMOs”); state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies, or instrumentalities; asset-backed securities such as mortgage-backed securities, Certificates of Automobile Receivables (CARS) and Certificates of Amortizing Revolving Debts (CARDS); private placements; and income participation loans. Some of the securities in which the Fund invests may have warrants or options attached.

Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by the Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by the Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

As new fixed income products and securities are developed, the Adviser may invest the Fund’s assets in those opportunities as well.

Risks of Below-Investment-Grade Debt Securities

While any investment carries some risk, certain risks associated with below-investment-grade securities are different than those for investment-grade securities. The risk of loss through default is greater because below-investment-grade securities are usually unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in the Fund’s NAV per share.

In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for below-investment-grade securities (resulting in a greater number of bond defaults) and the value of below-investment-grade securities held by the Fund. Changes in legislation, such as laws that have required federally insured savings and loan associations to remove investments in below-investment-grade securities from their funds, may also have a material adverse effect on the market for below-investment-grade securities.

The economy and interest rates may affect below-investment-grade securities differently than other securities. For example, the prices of below-investment-grade securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

If an issuer of a security held by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of below-investment-grade securities as well as the Fund’s NAV. In general, both the prices and yields of below-investment-grade securities will fluctuate.

The ratings of Moody’s, S&P and Fitch evaluate the safety of a below-investment-grade security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Adviser performs its own analysis of the issuers of below-investment-grade securities purchased by the Fund. Because of this, the Fund’s performance may depend more on its own credit analysis than is the case for mutual funds investing in investment-grade securities.

Inflation-Indexed Bonds

Unless prohibited by its principal investment strategies, the Fund may invest in inflation-indexed bonds. Inflation-indexed bonds include fixed income securities the principal value of which is periodically adjusted according to the rate of inflation. The U.S. Treasury and certain other issuers utilize a structure that accrues inflation or some other measure of inflation into the principal value of the bond; most other issuers pay out the Consumer Price Index (or other measure of inflation) accruals as part of a semi-annual coupon.

Inflation-indexed securities currently issued by the U.S. Treasury have maturities of five, ten or thirty years. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation declines, then the principal value of inflation-indexed bonds will be adjusted downward, causing the interest payable on these securities to be reduced, because the interest would be calculated on a smaller principal amount. For U.S. Treasury inflation-indexed bonds, repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If there is no guarantee of principal, then the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds typically changes in response to changes in real interest rates. Real interest rates are linked to the relationship between nominal interest rates and the rate of inflation. This means that if inflation were to rise at a faster rate than nominal interest rates, real interest rates might fall, leading to a rise in the value of inflation-indexed bonds. However, if nominal interest rates were to rise at a faster rate than inflation, real interest rates might rise, leading to a decline in value of inflation-indexed bonds.

Although inflation-indexed bonds are intended to provide some protection from long-term inflationary trends, short-term increases in inflation may adversely affect their values. If interest rates rise for reasons other than inflation (such as changes in currency exchange rates), the Fund investing in inflation-indexed bonds may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is linked to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U measures changes in the cost of living and includes categories such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are usually adjusted to reflect a comparable inflation index, calculated by that government. There can be no guarantee that any inflation index, domestic or foreign, will correctly measure the real rate of inflation in the prices of goods and services. Moreover, there can be no guarantee that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Short Sales

Unless prohibited by its principal investment strategies, the Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Fund may only sell securities short “against the box.” A short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If the Fund sells securities short against the box, it may protect itself from a loss (on the securities held “in the box”) if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

For short sales (other than short sales against the box), the potential risk of loss is theoretically unlimited, while the potential gain is limited to the difference between the sale price and the cost of returning the security to the lender. The Fund may not always be able to borrow a security it wants to sell short. The Fund may also be unable to close out a short position at an acceptable price and may have to sell long positions at disadvantageous times and prices to cover its short positions. Short sales also involve other costs. The Fund must repay the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased by the amount of borrowing, interest, or expenses the Fund may be required to pay in connection with the short sale.

Asset-Backed Securities

To the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with its investment objectives and policies, the Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, or other assets. Asset-backed securities acquired by the Fund may also include collateralized debt obligations, which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made monthly, thus in effect “passing through” monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

The average life of asset-backed securities varies with the maturities of the underlying instruments and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security’s stated maturity may be shortened and the security’s total return may be difficult to predict precisely. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a publicly held company owned by its shareholders that was created by an act of Congress. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a publicly held company owned by its shareholders that was created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due pursuant to its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of FNMA and Freddie Mac and of any stockholder, officer, or director of FNMA and Freddie Mac with respect to FNMA and Freddie Mac and the assets of FNMA and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for FNMA and Freddie Mac. There may be proposals from the U.S. Congress or other branches of the U.S. government regarding the conservatorship, including regarding reforming FNMA and Freddie Mac or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Fund’s assets. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

The FHFA, as conservator or receiver of FNMA and Freddie Mac, has the power to repudiate any contract entered into by FNMA or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or Freddie Mac’s affairs. In the event the guaranty obligations of FNMA or Freddie Mac are repudiated, the payments of interest to holders of FNMA or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of, and eventually eliminate, FNMA and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly rated, mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

From time to time, other proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of FNMA and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with respect to such sponsorship or which proposals, if any, might be enacted. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Fund’s assets.

On March 5, 2013, the FHFA, announced a plan to merge the functions of FNMA and Freddie Mac into a common platform for the issuance of mortgage-related securities under a new government-sponsored entity. As part of this proposal, FNMA and Freddie Mac would be wound down and eventually eliminated. The potential effects of the plan, if any, on the mortgage-related securities market cannot be predicted.

Asset-backed securities are generally subject to the risks of the underlying assets. They may be subject to depreciation, damage or loss of the collateral backing the security (if any), or failure of the collateral to generate the anticipated cash flow. Non-mortgage, asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of a security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Collateralized debt obligations (“CDOs”) are another form of asset-backed security, in which the underlying pool of assets is composed of various types of debt securities, including bonds or loans.

Although certain CDOs may receive credit enhancement in the form of a senior subordinated structure, overcollateralization or bond insurance, such enhancement may not always be present and may fail to protect a fund against the risk of loss. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses which are in addition to those of the Fund. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized, which involves continued exposure to default risk with respect to such payments.

Mortgage-Backed Securities

To the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with its investment objective and policies, the Fund may purchase mortgage-backed securities, which are a type of asset-backed security. These instruments may be subject to many of the same kinds of risks and attributes as other asset-backed securities, as discussed more fully above. Mortgage-backed securities acquired by the Fund may also include CMOs issued by private companies or government agencies or instrumentalities.

CMOs may be issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises as described below or by trusts formed by private originators or, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs net of fees paid to the issuer or guarantor. Privately issued mortgage-backed securities will carry an investment-grade rating at the time of purchase by S&P or by Moody’s or an equivalent rating by another NRSRO or, if unrated, will be in the Adviser’s opinion equivalent in credit quality to such rating.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. To the extent third-party entities involved with mortgage-backed securities issued by private issuers are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-backed securities, including the Fund. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including the Fund, to cover legal or related costs. Any such action could result in losses to the Fund.

Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payments of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full. Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

The market value and interest yield of CMOs can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be refinanced at any time making it difficult to anticipate the security’s maturity date. As a result, under certain prepayment scenarios, the Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in unexpected losses; alternatively, the Fund may be forced to hold a mortgage-backed security for a longer period than anticipated at a low interest rate, forcing the Fund to forego the return of its principal when originally expected. There can be no assurance that the Fund’s estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Fund, the maturity of mortgage-backed securities will be based on estimates of average life.

Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

When-Issued Securities

The Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. The Fund receives no income from when-issued or delayed-delivery securities prior to delivery of such securities. One form of when-issued or delayed-delivery securities that the Fund may purchase is a “to be announced” (“TBA”) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

When the Fund agrees to purchase when-issued securities, the custodian may segregate cash or liquid portfolio securities equal to the amount of the commitment. The Fund may set aside portfolio securities to satisfy a purchase commitment and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment, marked to market daily. It is likely that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and ability to manage its portfolio might be affected. As an alternative to segregating assets in the manner described above, the Fund may (and normally expects to) have its custodian designate assets on its records as being held in respect of its commitment to purchase securities on a “when-issued” basis.

Money Market Instruments

The Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers’ acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, and GICs. The Fund may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objective and policies.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar-denominated bankers’ acceptances, certificates of deposit, and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation (“FDIC”). The Fund may also make interest-bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of the Fund’s total assets at the time of purchase.

The Fund may invest in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) rated at the time of purchase the highest or second highest rating by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Board. Investments may also include corporate notes. In addition, the Fund may invest in Canadian Commercial Paper which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject the Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. See “Foreign Securities and Currencies” above for additional risks relating to foreign investments.

Government Securities

The Fund may only invest in direct obligations of the U.S. Treasury and investment companies that invest only in such obligations. Some of these investments may be variable or floating rate instruments. See “Variable and Floating Rate Instruments.”  Payment of the principal of fixed income securities issued by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities.

Events surrounding the U.S. federal government debt ceiling and any resulting agreements could adversely affect the Fund’s ability to achieve its investment objective at any time and from time to time. A downgrade of U.S. sovereign debt ratings could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt and could negatively affect the value of the Fund’s shares. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolios. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies, or developments.

U.S. Treasury Obligations and Receipts

The Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities). The Fund may also invest in Treasury Floating Rate Notes. Treasury Floating Rate Notes are new instruments authorized by amendments to the U.S. Treasury’s marketable securities auction rules. As with other floating rate securities, at certain intervals the interest payment on a Treasury Floating Rate Note will increase when the applicable index increases and will decrease when the applicable index decreases. Treasury Floating Rate Notes are a relatively new type of financial instrument. As such, there is no significant trading history of these securities and there can be no assurance that a liquid market in these securities will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. For additional information on floating rate securities, see the section “Variable and Floating Rate Instruments” above.

The Fund may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), Liquid Yield Option Notes (“LYONs”), and Certificates of Accrual on Treasury Securities (“CATS”). TIGRs, LYONs, and CATS are interests in private proprietary accounts while TR’s are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

Securities denominated as TRs, TIGRs, LYONs, and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accrued over the life of the security and such accrual will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments. Because such investments will cause the Fund to accrue income without a corresponding receipt of cash, the Fund may have to sell other portfolio holdings in order to obtain cash to satisfy the distribution requirements for qualification for treatment as a regulated investment company for U.S. federal income tax purposes, even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the Federal Reserve or other banking regulators, other U.S. or non-U.S. governmental regulatory authorities or self-regulatory organizations, including entirely new entities, that supervise the financial markets, each of which could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund may also be adversely affected by more aggressive enforcement of and changes in the enforcement or interpretation of, existing statutes and rules by these governmental regulatory authorities, self-regulatory organizations, or other regulators. The CFTC, the SEC, the FDIC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.

In July 2010, the U.S. Congress enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), which includes provisions for new regulation of registered investment companies and financial institutions. Because the legislation leaves much to rule making, its ultimate impact remains unclear.

More generally, the regulation of mutual funds and financial institutions is an evolving area of law and is subject to modification by government and judicial action. Subject to certain conditions and restrictions, U.S. banking law currently permits a banking entity, such as PNC Bank (as well as certain of its affiliates), to acquire or retain an ownership interest in mutual funds, or to sponsor mutual funds. On December 10, 2013, five federal banking and financing regulatory agencies issued final rules implementing a provision of the Dodd-Frank Act that is commonly referred to as the “Volcker Rule.” Among other things, the Volcker Rule prohibits banking entities from owning and sponsoring hedge funds and private equity funds, referred to as “covered funds.” Under the Volcker Rule, the definition of covered funds encompasses any issuer that would be an investment company under the 1940 Act if it were not otherwise excluded by two provisions of the 1940 Act, section 3(c)(1) or 3(c)(7). However, the Volcker Rule excludes from the definition of covered funds certain entities with more general corporate purposes such as wholly owned subsidiaries, joint ventures and acquisition vehicles, as well as SEC-registered investment companies (such as the Fund) and business development companies. The precise scope of this exclusion may be further refined by additional regulatory guidance. Accordingly, the full effect of the Volcker Rule on the Fund may not be fully known at this time. The Volcker Rule is likely to have a significant impact on banking entities, such as PNC and any covered funds in which banking entities currently invest or sponsor or in which a bank entity may be a counterparty or service provider and may therefore have an impact on the Fund.

The Volcker Rule and/or other banking regulations may prevent the Fund from operating as intended, may restrict the activities, including the investment activities of the Fund, and may prevent the Fund from pursuing its investment objectives and employing their investment strategies. Moreover, there may be certain investment opportunities, investment strategies or actions that the Adviser will not undertake on behalf of the Fund in view of the relationship of PNC (and its affiliates) to the Fund or PNC (and its affiliates) client or firm activities, regardless of whether (i) the Adviser believes such opportunities, strategies or actions to be in the best interest of the Fund or (ii) the consent and disclosure requirements of the Investment Advisers Act of 1940 could be satisfied. Further, the investment opportunities, investment strategies or actions of the Fund may be limited in order to comply with the Volcker Rule’s restrictions on material conflicts of interest. A fund that is not advised by an affiliate of a banking entity, such as PNC, may not be subject to these considerations.

It is impossible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law. Compliance with any new laws or regulations could be more difficult and expensive and may affect the manner in which the Fund conducts business, the Fund’s investment performance and the viability of the Fund. Furthermore, new laws or regulations may subject the Fund or some or all investors to increased taxes or other costs.

Securities of Other Investment Companies

The Fund may invest in securities issued by other investment companies that invest in high-quality, short-term debt securities and that determine their NAV per share based on the amortized cost or penny-rounding method (i.e., money market funds). Please see “Risk Considerations - Money Market Fund Risk” in this SAI for further information on money market funds’ valuation practices.

The Trust has received an exemptive order from the SEC to allow the Fund to invest in other investment companies beyond the limits prescribed by the 1940 Act and the rules and regulations thereunder.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders. Investing in other investment companies sponsored or managed by the Adviser or affiliates of the Adviser, including other series of the Trust and PNC Advantage Funds, involves potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in those investment companies, which fees may be higher than the fees the Adviser receives for managing the Fund. Investment by the Fund in those other investment companies may be beneficial in the management of those other investment companies, by helping to achieve economies of scale or enhancing cash flows.

Investing in other investment companies gives rise to the same risks as the underlying securities in which the investment company invests. The Fund currently intends to limit its investments in securities issued by other investment companies pursuant to the restrictions provided in the 1940 Act. The Fund will not invest in ETFs beyond the limits permitted by the 1940 Act.

Pursuant to SEC rules, the Fund may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of other PNC money market funds and other investment companies affiliated with the Adviser. The Fund will bear the costs and fees associated with investments in other investment companies, including other investment companies managed by the Adviser or its affiliates, except that the Adviser has agreed to waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by a PNC money market fund or PNC Advantage money market fund with respect to the Fund’s short-term reserves swept into a PNC money market fund or PNC Advantage money market fund. Certain other contractual and voluntary advisory fee waivers may reduce the Adviser’s obligation to waive its advisory fees in connection with such investments. This waiver does not apply to cash collateral from the Fund’s securities lending program invested in a PNC money market fund or PNC Advantage money market fund and the waiver may be terminated at any time without prior notice. Because the Adviser and/or its affiliates receive fees for providing services to the Trust and certain other funds in which the Fund may invest, the Fund’s investments in such funds benefit the Adviser and/or the Adviser’s affiliates.

Conflict of Interest

The Fund may purchase in the secondary market (i) certain mortgage pass-through securities packaged and/or master serviced by PNC Bank, N.A. (“PNC Bank”), the parent company to the Adviser, or Midland Loan Services, Inc. (“Midland”), a wholly owned subsidiary of PNC Bank, or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, Midland, PNC Bank or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities and such holders could have rights against PNC Bank, Midland, or their affiliates. PNC Bank or its affiliates may make certain representations and warranties relating to the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is inaccurate, then the holders of the mortgage-backed securities could trigger an obligation of PNC Bank or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Bank or its affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by the Fund.

INVESTMENT LIMITATIONS AND RESTRICTIONS

The Fund is subject to a number of investment limitations and restrictions. The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined under “Miscellaneous”).

No Fund may:

1.              Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

(a)               there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory, or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions, and repurchase agreements secured by such instruments;

(b)               wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

(c)                utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

(d)               personal credit and business credit businesses will be considered separate industries.

2.              Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

3.              Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, “commodities” includes commodity contracts.

4.              Act as an underwriter of securities within the meaning of the 1933 Act except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

5.              Each Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

6.              Each Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

Notwithstanding sub-paragraph (a) to investment limitation No.1 and as a non-fundamental policy (i.e., one that may be changed without any vote of shareholders), the Fund will not concentrate its investments in obligations issued by states or municipalities or their political subdivisions that are not tax-exempt obligations.

For purposes of applying the fundamental investment policy No. 3 above, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Fund is not restricted from investing in or entering into swap contracts or such other financial transactions by fundamental policy No. 3.

Except for the Fund’s policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

NET ASSET VALUE

The Fund valued its portfolio securities for purposes of calculating its NAV using procedures approved by the Board. Those procedures allow for a variety of methodologies to be used to value the Fund’s securities. The specific methodologies used for a particular security may vary based on the market data available for a specific security at the time the Fund calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies the Fund may use to value a security and they may not represent the means by which the Fund’s investments are valued on any particular business day.

Valuation of the Fund

The investments of the Fund, other than investments in other money market funds, funding agreements and repurchase agreements, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board. Investments in other money market funds are valued at their respective NAVs as determined by those funds each business day. Investments in repurchase agreements and funding agreements are typically valued at par each business day.

The Fund invests only in high-quality, short-term instruments and will not purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act. The Fund maintains a dollar-weighted average portfolio maturity of less than 60 days and a weighted average life of less than 120 days. If the Board believes that the deviation between the value of the Fund’s portfolio based on amortized cost and market value may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, redeeming shares in kind, reducing the number of the Fund’s outstanding shares without monetary consideration, or utilizing a NAV per share determined by using available market quotations.

Please see “Risk Considerations - Money Market Fund Risk” in this SAI for more information on money market funds’ valuation practices.

Valuation of Equity Securities

In determining market value for equity securities and ETFs, the assets of the Fund that are listed on a securities exchange or quoted on a national market system and for which market quotations are readily available, are normally valued at the last quoted sales price on the exchange or market on which they principally trade (or such other exchange or market as selected by the Adviser if quotations from the security’s principal exchange or market are not reliable indications of market value), as of the time the Fund calculate its NAV. Securities quoted on the NASDAQ National Market System are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Equity securities and ETFs for which there were no transactions and for which market quotations are not readily available, are typically valued at the mean between the most recent bid and asked prices.

Valuation of Foreign Securities

Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Such securities are generally valued at the preceding closing values of such securities on their respective exchanges.

A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which the Fund’s NAV is not calculated. In such cases, the NAV of the Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Valuation of Shares of Other Mutual Funds

Investments by the Fund in any mutual fund are valued at their respective NAVs, if available, as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Other

The Board has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Fund in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the time as of which the Fund calculates its NAV, that affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time as of which the Fund calculates its NAV that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by the Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the incidence of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Forward currency contracts are valued based upon closing foreign exchange rates from each respective foreign market. Futures contracts are valued at the daily quoted settlement prices.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The sale of the Fund’s shares is facilitated by PNC Funds Distributor, LLC (the “Underwriter”), which has agreed to use commercially reasonable efforts to distribute shares of the Fund. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor’s financial institution at its principal office or directly to the Trust at PNC Funds, c/o The Bank of New York Mellon, P.O. Box 9795, Providence, RI 02940-9795. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and “Signature Guaranteed” must appear with the signature. An investor’s financial institution may request further documentation from corporations, executors, administrators, trustees or guardians and will accept other suitable verification arrangements from foreign investors, such as consular verification.

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order, less any applicable deferred sales charge. Good order means that complete information is provided about your sale request. In order to receive the Fund’s next-determined NAV when you redeem through an authorized financial intermediary, your authorized financial intermediary must receive your redemption request in good order before the time described in the Fund’s Prospectus and your authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.

The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) upon providing prior notification to the SEC, the Board determines that the Fund’s shareholders may suffer material dilution or other unfair results and decides to liquidate the Fund; (d) the SEC has by order permitted such suspension; or (e) an emergency exists as determined by the SEC, as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

Payment for shares of the Fund may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Redemption proceeds may be paid all or in part in securities (redemptions in kind) rather than cash in the Fund’s discretion. If your shares are redeemed in kind, you will have to pay transaction costs to sell any securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

As described in the Prospectus, the Fund’s shares are generally sold at a price based on the amortized cost of such Fund’s portfolio to individuals and institutional investors including corporate investors, pension and profit sharing plans and foundations, and any organization authorized to act in a fiduciary, advisory, custodial, or agency capacity, including affiliates of the Adviser. Generally, the Fund does not accept purchase orders from foreign investors; however, the Fund reserves the ability to change this practice without prior notice. Advisor and Service Shares are designed for investors requiring additional services through their financial intermediaries. There are no sales charges on the purchase of Institutional, Advisor or Service Shares. Investors; however, the Fund reserves the ability to change this practice without prior notice. There are no sales charges on the purchase of Institutional, Advisor or Service Shares.

In order to receive the Fund’s next-determined NAV when you purchase through an authorized financial intermediary, your authorized financial intermediary must receive your purchase request in good order before the time described in the Fund’s Prospectus and your authorized financial intermediary must subsequently communicate the request properly and timely to the Fund. Orders will be priced at the NAV next computed after they are received by the Fund in good order.

DESCRIPTION OF SHARES

The Trust is a Delaware statutory trust. The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any issued or unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. Any such classification or reclassification will comply with the provisions of the 1940 Act. Pursuant to such authority, the Board has authorized the issuance of the classes or series of shares set forth in the Prospectus, including classes or series which represent interests in the Fund as follows and as further described in this SAI and the related Prospectus:

Treasury Plus Money Market Fund	Advisor Shares Institutional Shares

Service Shares

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion. When issued for payment as described in the Prospectus, the Fund’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of the Fund, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act (the “Rule”) provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by such matter. The Rule further provides that a fund will be deemed to be affected by a matter, unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the funds voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular fund have equal voting rights except that only shareholders of a particular class of a fund will be entitled to vote on matters relating to a plan adopted pursuant to Rule 12b-1 for such shares.

Shareholders are entitled to one vote for each full Share and a fractional vote for each fractional Share held by such shareholder. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

The Trust’s Agreement and Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law) to: (a) sell and convey the assets of the Fund to another management investment company for consideration, which may include securities issued by the purchaser and, in connection therewith, cause all outstanding shares of the Fund to be redeemed at a price which is equal to their NAV and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the Fund’s assets into money and, in connection therewith, cause all outstanding shares of the Fund to be redeemed at their NAV; or (c) combine the assets belonging to the Fund with the assets belonging to another Fund, if the Board reasonably determines that such combination will not have a material adverse effect on shareholders of the Fund participating in such combination and, in connection therewith, cause all outstanding shares of the Fund to be redeemed at their NAV or converted into shares of another class of the Fund at NAV. In the event that shares are redeemed in cash at their NAV, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the Fund’s securities. The exercise of such authority by the Board will be subject to the provisions of the 1940 Act and the Board will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund’s shareholders at least 30 days prior thereto.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional U.S. federal tax considerations generally affecting, the Fund and its shareholders and the following information supplements, and should be read in conjunction with the Fund’s Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters. Potential investors should consult their tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it and court decisions and administrative interpretations, as in effect on the date of this SAI. These authorities are subject to change, possibly with retroactive effect.

Qualification as a Regulated Investment Company

The Fund is treated as a separate corporation for U.S. federal income tax purposes. The Fund has elected to be treated as a regulated investment company under Subchapter M, Chapter 1, Subtitle A of the Code and intends each year to qualify and to be eligible to be treated as such. As a regulated investment company, the Fund will generally not be subject to U.S. federal income tax on its net investment income and realized capital gains that it distributes in a timely manner to shareholders. In order to qualify for treatment as a regulated investment company, the Fund must, among other things, meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets may be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships. The Fund’s intention to qualify as a regulated investment company may limit the extent to which the Fund can engage in certain derivative transactions.

Third, the Fund must distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gain over net long-term capital loss) and net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

The Fund intends to comply with these requirements. If the Fund were to fail to meet the income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at regular corporate rates and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portion of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that such shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is afforded special tax treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income (the excess of capital gains over capital losses) for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make sufficient distributions each calendar year to avoid liability for this excise tax, although there can be no assurance that it will do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company (“RIC”) generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If the Fund has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards as of the end of its most recently ended fiscal year.

Distributions

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any capital loss carryforwards). Any taxable income, including any net capital gain retained by the Fund, will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions paid out of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, are generally taxable to shareholders. If the Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares and thereafter as capital gain.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain and loss on such investments. Distributions of net capital gain (as defined above) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either a Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If the Fund receives dividends from another mutual fund, an ETF or another investment company that qualifies as a regulated investment company (each, an “Underlying RIC”) and the Underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fund does not expect a significant portion of Fund distributions to qualify for the dividends-received deduction.

If the Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, with respect to any Fund that might otherwise be eligible to pay exempt-interest dividends (as defined below), any distribution of income that is attributable to (i) income received by the Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend to shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains (other than exempt-interest dividends, as defined below) and (ii) any net gain from the sale, redemption, exchange or other disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss.

In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of shares of the Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See the Fund’s Prospectus for more information.

Provided that the Fund’s shares maintain a $1 per share net asset value, upon the sale, exchange or redemption of shares of the Fund, a shareholder will recognize no gain or loss on the sale, exchange or redemption of Fund shares.  Should that no longer remain the case, the sale, exchange or redemption of the Fund’s shares may give rise to a gain or loss and the preceding paragraphs describing the character of such gain would apply. The IRS has issued regulations that permit a simplified method of accounting for gains and losses realized upon the disposition of shares of a regulated investment company that is a money market fund. Very generally, where a shareholder realizes and would otherwise recognize gain or loss upon the redemption of shares, a shareholder using such simplified method of accounting will recognize gain or loss with respect to the Fund’s shares for a given computation period (the shareholder’s taxable year or shorter period the shareholder selects) equal to the value of all the Fund shares held by the shareholder on the last day of the computation period, less the value of all Fund shares held by the shareholder on the last day of the preceding computation period, less the shareholder’s net investment in the Fund (generally, purchases minus redemptions) made during the computation period. In such a circumstance, the use of the simplified method of accounting will avoid the application of the otherwise applicable “wash-sale” rule.

In the event the Fund decides in the future to impose a liquidity fee on the redemption the Fund’s shares in certain circumstances, such fee will reduce the amount you will receive upon the redemption of your shares, and may cause you to recognize a capital loss from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds. In the absence of further guidance from the IRS, the Fund expects to treat such liquidity fees as reducing proceeds paid to shareholders in redemption of Fund shares, and therefore generating a tax loss for redeeming shareholders, but not constituting income to the Fund.

Shareholders of the Fund are advised to consult their tax advisor regarding their investment in the Fund.

Taxation of Fund Investments

Original Issue Discount and Market Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and expects not to be subject to U.S. federal income tax to the extent it distributes its investment income and capital gains to shareholders, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Foreign Shareholders

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (1) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (2) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (1) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (2) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (3) that is within certain foreign countries that have inadequate information exchange with the United States, or (4) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. The Fund is permitted to report such part of its dividends as short-term capital gain or interest-related dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends or interest-related dividends (e.g., dividends attributable to U.S. source interest income to which the exception from withholding above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing the applicable IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries concerning the application of these rules to their investment in the Fund.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Shares Purchased Through Tax-Qualified Plans or Other Tax-Advantaged Accounts

Tax-qualified plans and other tax-advantaged arrangements (collectively, “tax-advantaged accounts”) generally are not subject to U.S. federal income tax on distributions from the Fund or on redemptions of the Fund’s shares. Special tax rules apply to investments through such tax-advantaged accounts. Account holders investing in the Fund through a tax-advantaged account generally are not subject to U.S. federal income tax on Fund distributions received by the account or on redemptions of Fund shares held in the account. Distributions from a tax-advantaged account generally are taxable to the recipient as ordinary income with certain exceptions (for example, distributions to participants from a Roth 401(k) plan generally are not taxable to participants in such a plan).

Investors in the Fund through a tax-advantaged account should consult with their own tax advisors and their plan administrator or other designated financial intermediary to determine the suitability of the Fund as an investment through their tax-advantaged account and the specific U.S. federal income as well as any state, local, foreign, or other tax consequences to them of investing in the Fund through such account.

The Fund generally does not expect to provide tax-advantaged accounts with tax information reporting, on IRS Form 1099 or otherwise, regarding shareholder cost basis or the tax attributes or character of income received from Fund distributions or redemptions.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, the Foreign Account Tax Compliance Act (“FATCA”)) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of the Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and, 30% of the gross proceeds of redemptions, sales and exchanges and certain Capital Gain Dividends it pays on or after January 1, 2019. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold, even if such payment would otherwise be exempt from withholding under rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Tax Shelter Reporting

Under U.S. Treasury regulations, if an individual or corporate shareholder recognizes a loss of $2 million or more or $10 million or more, respectively, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

* * * * *

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Board in accordance with Delaware law and the Trust’s Agreement and Declaration of Trust. Information pertaining to the Trustees and Officers of the Trust is set forth below. As of the date of this SAI, the Board currently consists of nine Trustees. None of the current Trustees is affiliated with the Adviser or its affiliates and none of the Trustees is an “interested person” of the Trust as defined under Section 2(a)(19) of the 1940 Act. The Trustees and officers of the Trust are Trustees and Officers of another registered investment company managed, advised, administered or distributed by the Adviser or its affiliates. A list of the Trustees and Officers of the Trust and a brief statement of their present positions and principal occupations during the past five years or longer are set out below.

Trustees

Name, Address(1) Age and Date of Birth	Position Held With the Trust and Term of Office(2)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years or Longer(4)
Dorothy A. Berry — 74 Date of Birth: 9/12/43	Trustee since April 2006.	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986-2012. Chairman, Independent Directors Council, 2010-2011.	2 registered investment companies consisting of 25 portfolios	Chairman and Director, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.

Maryann Bruce — 57 Date of Birth: 4/1/60	Trustee since October 2016.

President, Turnberry Advisory Group (consulting), 2007-Present; President, Aquila Distributors, Inc., Aquila Investment Management LLC, 2008-2010; President, Evergreen Investments Services, Inc., Evergreen Investments, 1999-2007; President and Chief Executive Officer, Allstate Financial Distributors, Inc., 1998-1999.

2 registered investment companies consisting of 25 portfolios

Director, MBIA, Inc. (insurance) until July 2017; Director and Chairman of Compensation Committee, Atlanta Life Financial Group (financial services) until May 2016; Director, Allianz Global Investors Fund Management LLC (investment management) until March 2014.

Name, Address(1) Age and Date of Birth	Position Held With the Trust and Term of Office(2)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years or Longer(4)
Calvin G. Butler, Jr — 48 Date of Birth: 5/2/1969	Trustee since February 2018.

Chief Executive Officer of Baltimore Gas and Electric Co. (“BGE”), 2014 to present; prior to 2014, Senior Vice President, regulatory and external affairs of BGE; Senior Vice President of Corporate Affairs of ComEd prior to 2014.

			2 registered investment companies consisting of 25 portfolios	Director, BGE (utility); Director; RLI Corp. (insurance comany).

John G. Drosdick(5) — 74 Date of Birth: 8/9/43	Trustee since November 2010; Chairman of the Board and Nominating Committee since June 2011.	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 1996-2008.	2 registered investment companies consisting of 25 portfolios

Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company) until June 2013; Director, Triumph Group, Inc. (aerospace manufacturer); Director, Lincoln Financial Corporation (financial services) until 2005.

Mark Hancock — 50 Date of Birth: 2/5/68	Trustee since October 2016.

President, The Glenmore Group, LLC (consulting), 2016 to present; Adjunct Professor, Lake Forest Graduate School of Management, 2017 to Present; Managing Director, Goldman Sachs & Co. (asset management), 2008-2015.

			2 registered investment companies consisting of 25 portfolios	None

Name, Address(1) Age and Date of Birth	Position Held With the Trust and Term of Office(2)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years or Longer(4)
L. White Matthews, III — 71 Date of Birth: 10/5/45	Trustee since February 2010; Chairman of the Audit Committee from June 2011 to February 2012.

Retired; Chief Financial Officer, Ecolab Inc., 1999-2001; Chief Financial Officer, Union Pacific Corporation, 1989-1998; Director and Chairman of the Board of (privately held) Constar International Inc. (bottles and packaging manufacturer), 2009- 2014; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003-2007.

2 registered investment companies consisting of 25 portfolios

Director, Hyla, Inc. (cellphone recycler); Director, Matrixx Initiatives, Inc.
(pharmaceuticals) until 2011; Director (since 2003) and Chairman of the Board (since 2011) of (publicly traded) Imation Corp. (data storage) until May 2015; Director, PNC Funds, Inc. until 2010.

Edward D. Miller, M.D. — 75 Date of Birth: 2/1/43	Trustee since February 2010.	Retired; Dean and Chief Executive Officer, Johns Hopkins Medicine, 1997- 2012.	2 registered investment companies consisting of 25 portfolios

Director, EnGeneIC Ltd. (biopharmaceuticals); Director, Care Fusion (health care devices) until 2017; Director, NantHealth, Inc. (healthcare solutions) until 2017; Director, PNC Funds, Inc. until 2010.

Ashi S. Parikh — 52 Date of Birth: 2/16/66	Trustee since February 2018.	Chief Executive Officer and Chief Investment Officer, Ridgeworth Investments, LLC	2 registered investment companies consisting of 25 portfolios

Director, Ohio State University; Director, Action Ministries, Inc. (poverty relief); Trustee, Ridgeworth Funds until 2017 (investment company); Director, Ridgeworth Holdings LLC (investment company) until 2017.

Stephen M. Todd — 69 Date of Birth: 4/24/48	Trustee since November 2011; Chairman of the Audit Committee since February 2012.	Retired; Global Vice Chairman—Assurance Professional Practice, Ernst & Young London, UK (accounting firm), 2003-2010.	2 registered investment companies consisting of 25 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until 2011.

Officers

Name, Address(1) Age and Date of Birth	Position Held with the Trust and Term of Office(2)	Principal Occupation(s) During Past 5 Years or Longer(4)
Jennifer E. Spratley(6) One East Pratt Street, 5th Floor Baltimore, MD 21202 Date of Birth: 2/13/69 Age: 49	President since 2014 (formerly Vice President from 2010 to 2014).

Managing Director, Administration, PNC Capital Advisors, LLC and PNC Realty Investors, Inc. since 2017; Head of Fund Administration, PNC Capital Advisors, LLC 2007-2017; Treasurer, PNC Capital Advisors, Inc., 2007-2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005-2007; Fund Accounting Director, SEI Investments Global Funds Services 1999-2007.

Michael Nanosky(6) 1900 East 9th Street, 15th Floor Cleveland, OH 44114 Date of Birth: 6/30/66 Age: 51	Chief Compliance Officer since 2014.

Chief Compliance Officer, PNC Funds since 2014; Vice President, Head of Compliance Testing and Monitoring, PNC Capital Advisors, LLC., 2010-2014; Chief Compliance Officer, PNC Capital Advisors, LLC and PNC Realty Investors, Inc., 2010-2011; Chief Compliance Officer, CITI Fund Services, 2008-2010.

John F. Kernan(6) 1900 East 9th Street, 14th Floor Cleveland, OH 44114 Date of Birth: 9/17/65 Age: 52	Vice President Since June 2016, Treasurer since 2008 (formerly Assistant Treasurer from 2005 to 2008) (formerly Secretary from 2014 to 2015).

Managing Director and Director of Fund Administration, PNC Capital Advisors, LLC since 2017; Director of Financial Fund Administration, PNC Capital Advisors, LLC 2004-2017; Senior Vice President, National City Bank, 2004-2009; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998-2004.

Thomas R. Rus(6) One East Pratt Street, 5th Floor Baltimore, MD 21202 Date of Birth: 10/11/59 Age: 57	Secretary since 2015.

Director of Regulatory Fund Administration, PNC Capital Advisors, LLC since February 2015, Chief Compliance Officer, Institutional Shareholder Services Inc. 2014-2015; Chief Compliance Officer, Kroll Bond Rating Agency, Inc., 2010-2014; Vice President, Chief Compliance Officer and Assistant Secretary MTB Investment Advisors, Inc. and MTB Funds, 2003-2010.

(1)              Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Thomas R. Rus.

(2)              With respect to the term of office for each Trustee of the Trust, the Trustees have adopted a retirement policy in which each will retire at the calendar-year end in the year in which he or she reaches the age of 75 years. With respect to the term of office for each Officer of the Trust, pursuant to the Trust’s By-Laws any officer may be removed by the Board at any regular or special meeting of the Board or to the extent permitted by the Board, by the President. In addition, any Trustee or Officer may resign at any time by giving written notice to the Trust. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

(3)              The “Fund Complex” is comprised of two registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the Trust (twenty-four portfolios) and PNC Advantage Funds (one portfolio).

(4)              Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the 1940 Act. In addition to the Trust, each Trustee serves as a Trustee of PNC Advantage Funds.

(5)              Mr. Drosdick also serves as Chairman of the Board of PNC Advantage Funds.

(6)              Ms. Spratley and Messrs. Kernan, Rus and Nanosky also serve as Officers of PNC Advantage Funds in their same capacities.

The information above includes each Trustee’s principal occupation during the last five years, or longer if relevant to the Trustee’s qualifications to serve on the Board. Each Trustee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Trustee. The cumulative background of the Trustees and the role each plays as a member of a board that collectively possesses the talents needed for the representation of shareholder interests, led to the conclusion that each Trustee should serve as a Trustee for the Trust. Among others, the following attributes were specifically noted in the evaluation of the Trustees: Ms. Berry, an attorney by training, has been an executive in various aspects of the finance and mutual fund industry for more than thirty years. Ms. Bruce brings years of executive leadership and board-level experience in the financial services, asset management and mutual fund industries. Mr. Butler has years of executive leadership and board-level experience across multiple industries.  Mr. Drosdick brings experience as a senior executive of a major corporation and as a director of both commercial and financial companies. Mr. Hancock has served in a leadership position in the asset management industry for numerous years. Mr. Matthews has served as the chairman of a number of large enterprises and brings a significant depth of experience to the Board. Dr. Miller has demonstrated leadership and management abilities evidenced in his senior executive positions. Mr. Parikh has years of senior executive experience in the asset management industry and board experience across many industries.  Mr. Todd brings years of financial and accounting expertise to the Board, in addition to senior executive—level management experience. In addition, certain of the Trustees’ previous experience on the Board provides a deep understanding of the issues impacting the shareholders of the Fund.

The Board has appointed an independent Trustee as Chairman of the Board. The Board has also engaged the Adviser and Co-Administrators to manage and administer the Fund and to retain other service providers, as necessary. All parties engaged to render services to the Fund are subject to the oversight of the Board. The Chairman presides at meetings, oversees preparation of meeting agenda, serves as liaison between the Adviser and other Trustees and performs such acts and duties as may be permitted by the Trust’s Agreement and Declaration of Trust, Bylaws, policies and governing law. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The designation of the Chairman does not impose on the Chairman any duties, obligations or liability beyond that imposed on such person as a member of the Board generally. The Board conducts regular quarterly meetings and any such special meetings as are required, either in person or telephonically, to ensure the uninterrupted oversight of the management of the Trust. The Board regularly meets separately from the Adviser and other service providers to consider matters that are scheduled to come before the Board and to meet periodically with the Trust’s Chief Compliance Officer. As part of its duties, the Board oversees risk relating to the Fund. Through reports and interactions with the Adviser during and between meetings, the Board monitors various types of risk, including but not limited to, investment risk, operational risk and enterprise risk as well as the operation of the Adviser’s risk management program. There can be no assurance that all components of risk have been identified by the Board. The Board relies on professionals, such as the independent registered public accountants and legal counsel, to assist the Trustees in performing their oversight responsibility. The Board has established the committees described below and may establish ad hoc committees from time to time to assist the Board in fulfilling its oversight responsibilities. The Board believes that its leadership structure is appropriate because it enables the Board to exercise informed and independent judgment over matters under its purview by the delegation of responsibility among committees of the Board and frequent communications with professionals retained to serve the Fund, including the Adviser, legal counsel, financial and accounting professionals and compliance personnel, all of whom enhance the Board’s oversight.

Officers of the Trust shall be appointed by the Board, or to the extent permitted by the Board, the President. Each Officer shall serve at the pleasure of the Board, or to the extent permitted by the Board, at the pleasure of the President. Subject to an Officer’s rights under a contract of employment, any Officer may be removed, either with or without cause, by the Board at any Board meeting, or, to the extent permitted by the Board, by the President. Any Officer may resign at any time by giving written notice to the Trust. Such resignation shall take effect upon receipt unless specified to be effective at some later time and, unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the Officer is a party.

The Board has formed two committees: an Audit Committee and a Nominating Committee. Each Committee is composed of the Trust’s nine Trustees, Dorothy A. Berry, Maryann Bruce, Calvin G. Butler, Jr., John G. Drosdick, Mark Hancock, L. White Matthews, III, Edward D. Miller, M.D., Ashi S. Parikh and Stephen M. Todd.

The Audit Committee generally oversees the Trust’s accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Trust’s Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of the Trust’s internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust’s financial statements. The Chairman of the Audit Committee is Stephen M. Todd, and Ms. Berry along with Messrs. Matthews and Todd serve as the Audit Committee Financial Experts. The Audit Committee was established on May 22, 2003 and held five formal meetings during the last fiscal year.

The function of the Nominating Committee is to identify qualified candidates for election to the Board using a variety of means as it determines are necessary or appropriate, including recommendations of shareholders or members, as described below. The Committee may also solicit recommendations from current and former Trustees, management or others who may be familiar with qualified candidates. The Committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of candidates. In considering candidates for a Trustee nominee, the Committee shall give due consideration to the overall Board balance of diversity of skills, perspectives, backgrounds and experiences. The Chairman of the Nominating Committee is John G. Drosdick. The Nominating Committee was established on February 19, 2004 and met once during the last fiscal year.

The Nominating Committee shall accept and review shareholder nominations for Trustees who are not “interested persons” of the Trust as defined under Section 2(a)(19) of the 1940 Act. The Nominating Committee will evaluate the nominees’ qualifications for Board membership and their independence from the Trust’s investment adviser and other principal service providers. Specific qualifications will be based on the needs of the Board at the time of the nomination. A shareholder nomination for Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary at One East Pratt Street, 5th Floor, Baltimore, MD 21202 with the following information:

•                  Shareholder’s name, the fund name and number of fund shares owned and length of period held;

•                  Name, age and address of a candidate;

•                  A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•                  Number of fund shares owned by the candidate and length of time held;

•                  A supporting statement which (i) describes the candidate’s reasons for seeking election to the Board and (ii) documents his/her ability to satisfy the director qualifications described in the Board’s policy; and

•                  A signed statement from the candidate confirming his/her willingness to serve on the Board.

The Secretary will submit all shareholder nominations for a Trustee to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund, and the PNC Funds and PNC Advantage Funds fund family (the “Fund Complex”) in the aggregate as of December 31, 2017. Amounts presented for the Fund are that of the Predecessor Fund.

INDEPENDENT TRUSTEES

Name of Trustee/Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Portfolios of the Fund Complex Overseen by Trustee
Dorothy A. Berry	None	Over $100,000
Maryann Bruce	None	Over $100,000
Calvin G. Butler, Jr	None**	None**
John G. Drosdick	None	Over $100,000
Mark Hancock	None	Over $100,000
L. White Matthews, III	None	Over $100,000
Edward D. Miller, M.D.	None*	Over $100,000
Ashi S. Parikh	None**	None**
Stephen M. Todd	None	Over $100,000

*                      Dollar amounts include ownership interest held by Trustees through deferred compensation plan.

**               Calvin G. Butler, Jr and Ashi S. Parikh became Trustees in February 2018 and did not own any shares of Funds in the Fund Complex as of December 31, 2017.

As of May 31, 2017, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of each class of the outstanding shares of each of the portfolios of the Fund Complex and less than 1% of the outstanding shares, in the aggregate, of all of the portfolios of the Fund Complex.

Certain Interests of Independent Trustees

A number of Independent Trustees serve on the boards of other companies that are not affiliated with the Trust or the Adviser. Those companies may, from time to time, engage in non-routine banking transactions with PNC Bank. The Independent Trustees have no personal interest in the transactions and may only be aware of them in their capacity as board members of such companies. The general nature of the transactions is described briefly below.

Mr. Drosdick serves as a director for United States Steel Corporation (“U.S. Steel”). PNC Bank participates in a syndicate that provides a credit facility to U.S. Steel. The amount of the credit facility as of December 31, 2017 was $1.5 billion. As of the end of 2017, PNC Bank was responsible for $90 million under this credit facility. There was a $0 balance outstanding as of December 31, 2017. In addition, as of December 31, 2017, PNC Bank is the issuer of $23.3 million of Standby Letters of Credit which are issued as Bi-Lateral Letter of Credit Obligations under the Amended and Restated Security Agreement included in the $1.5 billion credit facility.  In early 2014, PNC purchased the owner/lessor interest in a slab caster at U.S. Steel's Fairfield, AL mill and the amount owing as of December 31, 2017 was $16.8 million. U.S. Steel engages in various commercial and/or investment banking activities (including short-term loans and cash management programs) with PNC Bank, for which the bank receives customary fees and expenses. In addition, Mr. Drosdick serves as a director for Triumph Group, Inc. (“Triumph Group”). PNC Bank is the lead bank in a syndicate that, as of December 31, 2017, provided a $1 billion credit facility to Triumph Group. As of December 31, 2017, PNC Bank was responsible for $114 million under the credit facility. There was a $609.4 million balance as of December 31, 2017. PNC Bank is further responsible for $36.1 million of a $375 million term loan to Triumph Group with $309.4 million outstanding as of December 31, 2017.

Board Compensation

Board compensation for each of the Trustees includes compensation for their service as a Trustee to the Trust and PNC Advantage Funds. Effective January 1, 2017, each Trustee receives an annual fee of $85,000 plus $7,750 for each Board meeting attended in person, and such amount, up to a maximum of $3,750, as may be determined for each special Board meeting attended, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. Each Trustee also receives $800 for each Audit Committee meeting attended.  The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $10,000 per year for their services in these capacities.  No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.  Fees are paid quarterly in arrears and are allocated to the Trust and PNC Advantage Funds based on a number of factors, including their average daily net assets.

The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally in the form of a lump sum or equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.

The table below summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2017.

Name of Person, Position(1)	Aggregate Compensation from PNC Funds		Pension or Retirement Benefits Accrued as Part of PNC Funds’ Expense	Total Compensation from Fund Complex(2)
INDEPENDENT TRUSTEES
Dorothy A. Berry, Trustee	$110,038	(3)	$0	$113,667
Maryann Bruce, Trustee	$76,085		$0	$78,594
Mark Hancock, Trustee	$76,085		$0	$78,594
Dale C. LaPorte, Trustee(4)	$110,038	(3)	$0	$113,667
L. White Matthews, III Trustee	$110,038	(3)	$0	$113,667
Edward D. Miller, M.D. Trustee	$102,729		$0	$106,117
John G. Drosdick, Chairman of the Board and Trustee	$134,240		$0	$138,667
Calvin G. Butler, Jr(5)	$—		$—	$—
Ashi S. Parikh(5)	$—		$—	$—
Stephen M. Todd, Chairman of the Audit Committee and Trustee	$119,719		$0	$123,667

(1)                                 Each Trustee also serves as a Trustee of PNC Advantage Funds.

(2)                                 The Fund Complex is comprised of two registered investment companies for which the Adviser serves as investment adviser and includes, as of the date of this SAI, PNC Funds (twenty-four portfolios) and PNC Advantage Funds (one portfolio).

(3)                                 This amount includes the total amount of deferred compensation accrued during the fiscal year ended May 31,  2017. As of May 31, 2017, total deferred compensation payable from the Fund Complex to Ms. Berry and Messrs. Miller and LaPorte amounted to $243,298, $523,566 and $867,593, respectively.

(4)                                 Mr. LaPorte retired as a Trustee effective December 31, 2017.

(5)                                 Calvin G. Butler, Jr and Ashi S. Parikh became Trustees in February 2018 and did not receive compensation from the Trust for the fiscal year ended May31, 2017.

Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that: (i) establishes procedures for personnel with respect to personal investing, (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Fund and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Fund.

Shareholder and Trustee Liability

Consistent with the Delaware Statutory Trust Act, the Trust’s Agreement and Declaration of Trust provides that shareholders of the Fund will not be subject in such capacity to any personal liability whatsoever to any person in connection with property of the Fund or the acts, obligations or affairs of the Fund. Shareholders of the Fund will have the same limitation of personal liability as is extended to stockholders of corporations organized under Delaware law. The Agreement and Declaration of Trust provide that no Trustee or Officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Fund or its shareholders for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing for such Trustee’s or Officer’s own willful misfeasance, bad faith, gross negligence or reckless disregard for such Trustee’s or Officer’s duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the property of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any shareholder, Trustee or Officer of the Trust is made party to any suit or proceeding to enforce any such liability, subject to the foregoing exception (in the case of Trustees and Officers), such shareholder, Trustee or Officer shall not, on account thereof, be held to any personal liability.

ADVISORY, ADMINISTRATION, UNDERWRITING, CUSTODIAN
SERVICES AND TRANSFER AGENCY AGREEMENTS

Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. The Adviser is an indirect wholly owned subsidiary of PNC Bank which, in turn, is wholly owned by PNC, a bank holding company and financial holding company with headquarters in Pittsburgh, PA. As of December 31, 2017, the Adviser managed approximately $50.3 billion in assets. The Adviser is located at One East Pratt Street, 5th Floor, Baltimore, MD 21202.

For services performed under the Advisory Agreement, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the following rates:

Fund	Contractual Advisory Fee as a Percentage of Net Assets
PNC Treasury Plus Money Market Fund	0.15%

(1)               Negative amounts shown represent the amount of expenses reimbursed by the Adviser to the Predecessor Fund after the waiver of all contractual advisory fees.

The Predecessor Fund also paid the Adviser a fee, computed daily and paid monthly, at the annual percentage rate of 0.15%, based on average daily net assets.

From time to time, the Adviser may contractually or voluntarily waive fees or reimburse the Fund for expenses. As described in the Prospectus, the Fund has suspended payment of Shareholder Servicing Fees in excess of 0.10% effective December 14, 2017. This suspension is voluntary and may be removed at any time. The Adviser has also voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield for the Fund. These voluntary fee waivers and expense reimbursements may be changed or terminated by the Adviser at any time.

During the last three fiscal years, the Fund incurred no advisory fees because the Fund had not yet commenced operations.  During the last three fiscal years, the Predecessor Fund incurred advisory fees, net of fee waivers and reimbursements, as set forth below:

Fund	2017	2016	2015
Predecessor Fund	$838,022	$235,211	$(124,248	)(1)

(1) Negative amounts shown represent the amount of expenses reimbursed by the Adviser to the Fund after the waiver of all contractual advisory fees.

With respect to the Predecessor Fund, during the last three fiscal years, advisory fees were waived and expenses reimbursed, as applicable, as set forth below:

Fund	2017	2016	2015
Predecessor Fund	$4,938	$236,950	$376,706

The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund or (ii) at the time of the reimbursement by the Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.

Subject to the supervision of the Board, the Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Adviser determines from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser provides the services under the Advisory Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Board applicable to the Fund.

As discussed in the Prospectus, the Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval.

The Adviser places orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser uses their best efforts to seek on behalf of the Trust and the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser or any affiliate of any of them exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

In no instance will Fund securities be purchased from or sold to the Adviser, the Underwriter (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, or the Underwriter (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of the Trust and/or its other clients where such aggregation is not inconsistent with the policies set forth in the Trust’s registration statement. In such event, the Adviser will allocate the securities so purchased or sold and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and/or such other clients. The Adviser will maintain all books and records with respect to the securities transactions for the Fund and furnish to the Board such periodic and special reports as the Board may request.

The Advisory Agreement provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

Unless sooner terminated, the Advisory Agreement remains in effect for an initial period of up to two years after its approval and will continue in effect with respect to the Fund from year to year thereafter, subject to annual approval by the Board, or by a vote of a majority of the outstanding shares of the Fund (as defined by the 1940 Act) and a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Trust or the Adviser on 60 days’ written notice without penalty and will terminate immediately in the event of its assignment, as defined in the 1940 Act.

Proxy Voting Policies and Procedures

The Trust is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser the responsibility for voting proxies for securities held by the Fund. The Adviser will vote such proxies in accordance with the proxy policies and procedures, which have been reviewed by the Board and adopted by the Trust and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. When the Fund invests in other registered investment companies either in reliance on Section 12(d)(1)(F) of the 1940 Act or certain exemptive relief provided by the SEC, the Fund expects to vote proxies associated with those investments in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting) of those investment companies. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available (1) without charge, upon request by calling 1-800-622-FUND (3863) and (2) on the SEC’s website at http://www.sec.gov.

Administration and Accounting Services

The Trust has entered into a Co-Administration and Accounting Services Agreement dated June 30, 2010, amended effective as of the Reorganization with respect to the Fund (the “Co-Administration Agreement”) with the Co-Administrators, pursuant to which BNY Mellon and the Adviser have agreed to serve as Co-Administrators to the Trust.

The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from intentional misconduct, bad faith or negligence on the part of the Co-Administrators in the performance of their duties. The Co-Administration Agreement also provides that it creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

BNY Mellon is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The Adviser is an indirect wholly owned subsidiary of PNC.

Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to the Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of the Fund. BNY Mellon also receives other transaction-based charges and is reimbursed for out of pocket expenses.

During the last three fiscal years, the Fund did not pay to the Co-Administrators administration fees because the Fund had not yet commenced operations. During the last three fiscal years, the Predecessor Trust paid to the Co-Administrators administration fees, net of fee waivers, as set forth below:

Fund	2017	2016	2015
Predecessor Fund	$259,095	$98,760	$62,930

During the last three fiscal years, administration fees were waived as set forth below:

Fund	2017	2016	2015
Predecessor Fund	$0	$0	$0

Underwriter

PNC Funds Distributor, LLC (the “Underwriter”) is the principal underwriter of the Fund’s shares and is located at Three Canal Plaza, Suite 100, Portland, ME 04101. The Underwriter is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust dated May 31, 2017 (the “Distribution Agreement”), the Underwriter acts as the agent of the Trust in connection with the continuous offering of the Fund’s shares. The Underwriter continually distributes the Fund’s shares using commercially reasonable efforts. The Underwriter has no obligation to sell any specific quantity of the Fund’s shares. The Underwriter and its officers have no role in determining the investment policies of the Trust. In addition, the Adviser also entered into a Distribution Services Agreement with the Underwriter dated May 31, 2017 (the “Distribution Services Agreement”). Pursuant to the Distribution Services Agreement, the Adviser has agreed to provide compensation to the Underwriter for the marketing and sales services it provides under the Distribution Agreement.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify and hold harmless the Underwriter and its affiliates from and against any losses that the Underwriter or its affiliates may incur arising out of (i) the Underwriter performing its duties and obligations under and in accordance with the Distribution Agreement; (ii) the Trust’s breach of any of its obligations, representations, warranties or covenants contained in the Distribution Agreement; (iii) the Trust’s failure to comply with any applicable laws or regulations; or (iv) any claim that the Trust’s Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Trust includes or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, provided that the Trust’s indemnification obligation shall not be deemed to cover any losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to the Underwriter and furnished to the Trust or its counsel by the Underwriter. In no event will this indemnification obligation be construed to protect the Underwriter or its affiliates from losses resulting from the Underwriter’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or from the Underwriter’s reckless disregard of its obligations under the Distribution Agreement.

The Trust has provided additional indemnification to the Underwriter in respect of certain distribution arrangements it has entered into in respect of the Fund, including indemnifying the Underwriter for losses arising out of (i) the Underwriter’s actions or failures to act in certain circumstances; (ii) certain representations or warranties made by the Underwriter; or (iii) certain indemnifications provided by the Underwriter. In no event will this indemnification obligation be construed to protect the Underwriter or its affiliates resulting from the Underwriter’s willful misfeasance, bad faith, or gross negligence in the performance of its duties with respect to such distribution arrangements or the Underwriter’s reckless disregard of its duties with respect to such distribution arrangements.

Although the Fund has not incurred material losses under these indemnification obligations in the past, the Fund could incur significant potential liability under these indemnification obligations that would material adversely affect the NAV of its shares. For more information regarding these indemnification obligations, please see the Distribution Agreement, which is filed as an exhibit to this registration statement and available on the SEC’s website.

Unless otherwise terminated, the Distribution Agreement between the Trust and the Underwriter will continue in force and renew annually, provided that such annual renewal is approved by (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party (“Qualified Trustees”), cast in person at a meeting called for the purpose of voting on the approval. The Distribution Agreement shall automatically terminate in the event of its assignment. In addition, the Distribution Agreement may at any time be terminated by the Underwriter, by a vote of a majority of Qualified Trustees or by vote of a majority of the outstanding voting securities of the Fund upon not less than 60 days’ prior written notice to the other party.

The Underwriter was not paid commissions on sales of Institutional, Advisor and Service Shares during the last three fiscal years by the Fund because the Fund had not yet commenced operations. With respect to the Predecessor Fund, the Underwriter was not paid commissions on sales of Institutional, Advisor, and Service Shares during the last three fiscal years.

Custodian Services, Transfer Agency Agreements and Other Intermediary Services

The Bank of New York Mellon, with offices at 225 Liberty Street, New York, NY 10286, serves as custodian (the “Custodian”) to the Trust pursuant to an Amended and Restated Custodian Services Agreement dated

June 30, 2010, as amended. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

BNY Mellon, in its role as transfer agent, is located at 760 Moore Road, King of Prussia, PA 19406 and provides transfer agency and dividend disbursing agent services for the Fund pursuant to a Transfer Agency and Service Agreement dated June 30, 2010. As part of these services, BNY Mellon maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes the Fund’s cash distributions to shareholders.

The Fund may be distributed through a wide range of intermediaries. A number of those intermediaries may hold shares of the Fund of record on behalf of investors who hold the beneficial interest in such shares. The investors with the beneficial interests may be, for example, an intermediary’s clients or investors in an investment plan to which the intermediary acts as a record-keeper or trustee. The Fund may enter into arrangements with such intermediaries that establish the intermediaries’ records as the Fund’s master security holder files for certain purposes. In the event the Fund’s records of shareholders disagree with those of such an intermediary, the Fund may incur significant expenses in resolving the disagreement and the Fund’s net asset value and the value of your investment in the Fund could be adversely affected.

Payments for Sub-Transfer Agency Services are in addition to, and separate from, any sales charges, 12b-1 fees and/or shareholder services fees paid by the Fund. The fees paid to a financial intermediary are typically paid periodically over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid to different financial intermediaries for Sub-Transfer Agency Services varies. In most cases, the compensation is a percentage of the value of the financial intermediary’s clients’ investments in the Fund. The actual services provided, and the payments made for such Sub-Transfer Agency Services, may vary among the intermediaries. The Fund may reimburse related parties some or all of certain types of payments made to financial intermediaries by the related party, or may make payments directly to financial intermediaries that provide such services.

For the last three fiscal years, the Fund did not pay amounts to financial intermediaries for Sub-Transfer Agency Services because the Fund had not yet commenced operations.

The Predecessor Fund paid the following amounts to financial intermediaries for Sub-Transfer Agency Services during each of the last three fiscal years (the table does not include amounts that may have been paid pursuant to or from the proceeds of a Shareholder Services or other similar plan):

Fund	2017	2016	2015
Predecessor Fund	$0	$0	$0

The Adviser or its affiliates also may provide additional cash payments out of its own resources to intermediaries (including affiliates of the Adviser) that provide marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs, as consistent with applicable rules of the SEC and FINRA. These payments described in this section sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Fund to you, subject to their suitability as an investment option. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of the Fund’s shares or the provision of services to the Fund.

SHAREHOLDER SERVICES PLAN

The Trust has implemented a Shareholder Services Plan with respect to Advisor Class Shares and Service Class Shares (the “Services Plan”) pursuant to which the Trust may enter into agreements with financial institutions, retirement plan providers or trustees and similar entities pertaining to the provision of administrative services to their customers or plan participants who are the beneficial owners of a Fund’s Advisor or Service Class Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the NAV attributable to the Fund’s Service Class Shares held by the entity’s customers or plan participants and the payment (on an annualized basis) of up to 0.10% of the NAV attributable to the Fund’s Advisor Class Shares held by an entity’s customers or plan participants. Affiliates of PNC may receive such fees under the Services Plan. Effective December 14, 2017, the Fund suspended payment of shareholder service fees in excess of 0.10%. This suspension is voluntary and may be lifted at any time.

Services under the Services Plan may include:

(i)                  aggregating and processing purchase and redemption requests from customers;

(ii)               providing customers with a service that invests the assets of their accounts in Advisor or Service Class Shares;

(iii)            processing dividend payments from the Fund;

(iv)           providing information periodically to customers showing their position in Advisor or Service Class Class Shares;

(iv)           arranging for bank wires;

(v)              responding to customer inquiries relating to the services performed with respect to Advisor Class Shares and Service Class Shares beneficially owned by customers;

(vi)           providing sub-accounting for customers or providing information to the transfer agent for sub-accounting;

(vii)        forwarding shareholder communications;

(ix)           delivering Prospectuses and confirmations in respect of any transactions in shares by customers;

(x)              receiving, tabulating and transmitting proxies executed by customers; and

(xi)           other similar services requested by the Trust.

Payments under the Services Plan may be made to any party, including the Adviser, or an affiliated person thereof, to reimburse that party (“Reimbursement Payments”) for payments, including advance payments, made by that party to a financial institution, retirement plan provider or trustee and similar entities in respect of personal shareholder services, maintenance of shareholder accounts and/or shareholder administrative services rendered (or to be rendered in the future) to holders of Shares. See the section “Shareholder Services Plan” in the Prospectus for additional information. Such Reimbursement Payments made in respect of any class of Shares shall not exceed the annual rates described above in respect of the applicable share class.

Shareholder servicing agreements between the Trust and financial institutions are terminable, without penalty, at any time by the Trust (which termination may be by vote of a majority of the Trustees) or by the financial institution upon notice to the Trust.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser is responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Fund. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or broker and/or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

For the last three fiscal years, the Fund did not pay brokerage commissions because it had not yet commenced operations. For the fiscal years ended May 31, 2017, 2016 and 2015, the Predecessor Fund did not pay brokerage commissions to any affiliated broker.

While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreement, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer databases; and market data and trade analytics, computer software and other services. Nevertheless, research services are only one of many factors considered in selecting broker-dealers. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving the Fund or other clients and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

Portfolio securities will not be purchased from or sold to the Trust’s Adviser, Underwriter, or any “affiliated person” (as such term is defined under the 1940 Act) with any of them acting as principal, except to the extent permitted by applicable law. In addition, the Fund will not give preference to the Adviser’s affiliates with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

The Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. As of the date of this Statement of Additional Information, the Fund did not hold securities of its regular broker-dealers because the Fund had not yet commenced operations. The value of the Predecessor Fund’s aggregate holdings of securities of its regular broker-dealers as of May 31, 2017 is as follows:

Fund	Issuer	Value of Fund’s Aggregate Holdings of Issuer
Predecessor Fund	Goldman Sachs & Co.	$85,000,000
	Banc of America Securities LLC	$50,000,000
	HSBC Securities (USA), Inc.	$50,000,000
	RBC Capital Markets, LLC	$50,000.000
	TD Securities (USA) LLC	$50,000,000

The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser’s affiliates. In making investment decisions for the Fund, the Adviser’s personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s accounts are customers of the commercial departments of any of the Adviser’s affiliates.

Investment decisions for the Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith and to the extent permitted by law and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Fund. The independent registered public accounting firm provides services including (i) audits of the annual financial statements; and (ii) review of certain documents in connection with SEC filings. The financial highlights for the Predecessor Fund included in the Prospectus and the financial statements for the Predecessor Fund contained in the PNC Advantage’s 2017 Annual Report, are incorporated by reference into this SAI and were audited by Deloitte & Touche LLP.

COUNSEL

Ropes & Gray LLP, with offices at 800 Boylston Street, Boston, MA 02199-3600, is counsel to the Trust. Schiff Hardin LLP with offices at 901 K Street, NW, Suite 700, Washington, DC 20001, is counsel to the Independent Trustees. Smith Katzenstein Jenkins, LLP, with offices at the Brandywine Building, 1000 West Street,

Suite 1501, P.O. Box 410, Wilmington, DE 19899-0410, acts as special Delaware counsel for the Trust with respect to certain matters under Delaware law.

MISCELLANEOUS

The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

As used in this SAI, a “vote of the holders of a majority of the outstanding shares” of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Fund or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The assets belonging to the Fund include the consideration received by the Trust upon the issuance of shares in the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of the Trust not belonging to the Fund. In determining the Fund’s NAV, assets belonging to the Fund are charged with the liabilities with respect to the Fund.

Persons owning 25% or more of the outstanding shares of the Fund may be deemed to “control” (as that term is defined in the 1940 Act) the Fund. Through the exercise of voting rights with respect to shares of the Fund, those persons may have the ability to control the outcome of matters requiring the approval of shareholders of a Fund.

As of January 31, 2018, the following persons owned of record, or are known by the Predecessor Fund to own beneficially, five percent or more of each class of the outstanding shares of the Predecessor Fund:

FUND NAME AND CLASS/ SHAREHOLDER	SHARES OUTSTANDING	PERCENTAGE
PNC ADVANTAGE INSTITUTIONAL TREASURY MONEY MARKET FUND — ADVISOR SHARES PROFESSIONAL FUNDS DISTRIBUTOR LLC 400 BERWYN PARK, SUITE 110 899 CASSATT RD BERWYN PA 19312	10.000	100.00%

PNC ADVANTAGE INSTITUTIONAL TREASURY MONEY MARKET FUND — INSTITUTIONAL SHARES SAXON & CO. P.O. BOX 7780-1888 PHILADELPHIA PA 19182	484,905,935.470	100.00%

PNC ADVANTAGE INSTITUTIONAL TREASURY MONEY MARKET FUND — SERVICE SHARES PROFESSIONAL FUNDS DISTRIBUTOR LLC 400 BERWYN PARK, SUITE 110 899 CASSATT RD BERWYN PA 19312	10.000	100.00%

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Issue Credit Ratings

A Standard & Poor’s Rating Service (“S&P”) issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings. The following summarizes the rating categories used by S&P for short-term issues:

A-1 — A short-term obligation rated ‘A-1’ is rated the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings - S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Ratings assigned on Moody’s Investors Service’s (“Moody’s”) global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A Fitch Ratings, Inc. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Long-Term Issuer Credit Ratings

The following summarizes the ratings used by S&P for long-term issuers:

AAA — An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA — An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A — An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB — An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB; B; CCC; and CC — Obligors rated ‘BB’, ‘B’, ‘CCC’ and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B — An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC — An obligor rated ‘CCC’ is currently vulnerable and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

CC — An obligor rated ‘CC’ is currently highly vulnerable. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time of default.

R — An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D — An obligor rated ‘SD’ (selective default) or ‘D’ is in default on one or more of its financial obligations including rated or unrated financial obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. An obligor is considered in default unless S&P believes that such payments will be made within five business days of the due date in the absence of a stated grace period, or within the earlier of the stated grace period or 30 calendar days. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

NR — An issuer designated ‘NR’ is not rated.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Ratings - S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

The following summarizes the ratings used by Moody’s for long-term debt:

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

The following summarizes long-term ratings used by Fitch:

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.                                      the issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

b.                                      the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.                                       Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and which has not otherwise ceased operating. This would include:

a.                                      the selective payment default on a specific class or currency of debt;

b.                                      the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.                                       the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.                                      execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Moody’s Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG. The following summarizes the ratings used by Moody’s for these short-term obligations:

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment-grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The analyses, including ratings, of S&P and its affiliates (together, “S&P”) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions.

Moody’s credit ratings are and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

APPENDIX B

POLICY 406:  PROXY VOTING

Introductory Note:  Under Section 206(4) of the Investment Advisers Act of 1940 (the “Advisers Act”), an adviser has a fiduciary duty to act in the best interests of its clients with respect to all services undertaken on the client’s behalf, including proxy voting.  Moreover, the right to vote a security belongs to the client and should generally be exercised.  To satisfy its fiduciary duty, the adviser must vote proxies on behalf of clients and cast the proxy votes in a manner consistent with the best interest of its clients.

An adviser may have a number of conflicts that can affect how it votes proxies on behalf of clients. The following are examples of situations where a conflict of interest may exist:

(i)                                   An adviser (or its affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies;

(ii)                                An adviser may have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative who serves as a director or executive of a company; or

(iii)                             An adviser believes that a failure to vote in favor of management’s recommendations may harm the adviser’s relationship with the company.

Advisers Act Rule 206(4)-6 was designed to prevent material conflicts of interest from affecting the manner in which advisers vote clients’ proxies.

Requirement:  As stated above an adviser has a fiduciary duty to exercise its voting authority in a manner consistent with the best interest of its clients.  Under the Employment Retirement Income Security Act of 1974 (“ERISA”), an adviser must adhere to similar fiduciary standards and responsibilities with respect to all accounts that are subject to ERISA.

Advisers Act Rule 206(4)-6 makes it a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of Section 206(4) of the Act for an Adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy:

I.                                                                Voting Authority

Each investment management agreement shall specify that PNC Capital Advisors, LLC (“PCA”) shall be responsible for voting proxies for its clients unless, by agreement with PCA, the client or another party, such as a trustee or named fiduciary, has expressly reserved the authority to vote proxies for the client’s account.

With respect to securities over which PCA has voting authority:

A.                                    PCA shall cast the proxy votes in a manner consistent with the best interest of its clients; and

B.                                    PCA may refrain from casting a vote in certain circumstances where:  (i) the firm believes that refraining from voting is in the best interests of its clients; (ii) a client directs PCA to refrain from voting with respect to that client’s securities; or (iii) casting the vote would be unduly burdensome.

II.                                                           Proxy Voting Guidelines and Procedures

PCA’s Proxy Voting Committee (the “Committee”) shall adopt and implement written proxy voting policies and procedures that are reasonably designed to ensure that PCA votes proxies in the best interest of its clients.  PCA’s Proxy Voting Procedures include an attachment of guidelines used by PCA to vote certain matters, (the “Guidelines”). At a minimum, the Guidelines shall address how PCA will vote proxies (or what factors it will take into consideration) when voting on matters, such as: (i) changes in corporate governance structures; (ii) adoption or amendments to compensation plans (including stock options); (iii) matters involving social issues or corporate responsibility; and, (iv) matters related to mutual funds, such as approval of advisory contracts, distribution plans (“12b-1 plans”), and mergers.  PCA’s Proxy Voting Procedures shall also include a provision on how the Firm identifies, and seeks to avoid or mitigate material conflicts of interest related to proxy voting.

The Committee may, from time to time, request information from PCA Investment Teams to assist the Committee in determining how to vote on a particular issue.  Any unsolicited attempt by any employee, officer, or director of PCA or its Affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action may be considered a breach of PCA Code of Ethics. The Committee shall determine whether such action must be reported to PNC Legal.

III.                                                      Conflicts of Interest

The Committee shall seek to identify material conflicts of interest during the voting process, and take steps to avoid or manage those conflicts.  The Committee shall document any actions taken to avoid or manage the conflict of interest.

A.                                    Identifying Conflicts

Committee members shall disclose to the Committee any conflicts of interest in which they believe would impair their independence or judgment in deciding how to vote proxies.  The Committee may determine, at its discretion, whether additional action is necessary to determine whether Committee members may have conflicts of interests that would affect their ability to vote proxies in the best interest of the clients.

B.                                    Managing Conflicts Generally

If the Committee identifies a particular and material conflict of interest during the voting process, the Committee shall either:  (i) defer to the voting recommendation of an independent third-party provider of proxy services; (ii) ask an independent fiduciary to vote the proxy; or (iii) disclose the conflict to the client and vote the proxy according to the client’s instructions.

C.                                    Managing Conflicts Specific to Committee Members

If the Committee identifies a particular and material conflict of interest related to a specific Committee member, the Committee shall exclude the Committee member from voting on a particular issue or issues.

D.                                    Managing Conflicts Specific to Trustees of PNC Funds and PNC Advantage Funds (the “Funds”)

The Committee shall maintain a list of public companies for which a Trustee of the Funds serve as a member of the board of directors, or with respect to which a Trustee is known to have an actual conflict of interest. If the Committee identifies a particular and material conflict of interest related to a specific Trustee, the Committee shall either: (i) defer to the voting recommendation of an independent third party provider of proxy services; (ii) ask an independent fiduciary to vote the proxy; (iii) disclose the conflict to the client and vote the proxy according to the client’s instructions; or (iv) take such other action as the committee deems necessary or appropriate to reasonably address and/or mitigate such conflict(s).

E.                                     Managing Conflicts Specific to Voting Shares of the Funds

If a PCA client owns shares in PNC Funds and/or PNC Advantage Funds (e.g., the Target Date Funds), the Committee will vote in the same proportion as the votes of the other shareholders of the underlying fund. This is known as “echo voting” and is designed to avoid any potential for a conflict of interest. This same process will be followed with respect to any PNC Funds and PNC Advantage Funds owning shares in other PNC Funds and PNC Advantage Funds.

IV.                                                       Client Disclosures

PCA shall make the following disclosures required under Rule 206(4)-6 in PCA’s Form ADV, Part 2:

A.                                    A description of PCA’s proxy voting procedures to its clients;

B.                                    Instructions on how clients may obtain a copy of PCA’s proxy voting procedures on request; and

C.                                    Instructions on how clients may obtain information on how PCA voted their proxies.

References to Related Policies & Procedures:

PCA

Policy 602:  Record Retention

Policy 801:  Form ADV Amendments and Delivery

Proxy Voting Procedures

PCA Proxy Guidelines

PNC/PNC Advantage Funds

Funds’ policies relating to Proxy Voting

Proxy Voting Committee Procedures

Overview: The following procedures were designed to provide guidance to PNC Capital Advisors, LLC’s (“PCA”) Proxy Voting Committee (“Committee”) regarding key processes and responsibilities of the Committee and to ensure that the Committee meets its responsibility to clients in connection with the voting of proxies.  PCA is authorized to engage a proxy voting service, Institutional Shareholder Services, Inc. (referred to as “ISS” or the “Service”), to assist the Committee in the voting, research, and recordkeeping associated with its proxy voting responsibilities.

PCA Policies:

•                  Section 407: Proxy Voting Policy

Systems:

•                  ISS’s Proxy Exchange

Proxy Voting Guidelines

The Committee has drafted custom proxy voting guidelines (“Guidelines”), attached herein that cover specific ballot issues and describe how PCA will generally vote each matter.

•                  “Routine Matters” are those issues that are addressed in the proxy voting guidelines and include a specific recommendation as to how to vote (e.g., “for”, “against” or “case by case in line with ISS’ recommendation”).

•                  “Refer Items” are those issues in the proxy statement for which the Guidelines are silent, or where the Guidelines state that the item is to be referred to the Committee.(1)

The Committee shall review the Guidelines at least annually and adjust voting directives where needed.

In 2013, the Committee adopted specialized proxy guidelines published by ISS to meet specific client needs. Those guidelines include:

•                  ISS’s “Catholic Faith-Based U.S. Proxy Voting Guidelines” for select PCA socially responsible clients.

•                  ISS’s “Taft-Hartley U.S. Proxy Voting Guidelines” and “Taft-Hartley International Proxy Voting Guidelines” for select PCA clients.

If a client wishes to have their proxy ballots voted according to these specialized policies published by ISS, PCA must receive this request in writing from the client.

(1) Note: In instances when there is a Refer Item where management and ISS’ recommendation are aligned, such item will automatically be voted by ISS according to management’s recommendation (herein referred to as an “Automatic Refer Item”). Updated 8/14

Proxy Handling Procedures

With respect to proxies for which PCA has authority to vote, such votes will be determined by the Committee. The Committee will meet periodically to discuss the proxy votes for upcoming shareholders meetings. So long as a majority of the voting members are present, such meetings may take place in person and/or via telephone conference call. Notice given shall be reasonable under the circumstances. The Committee may also determine proxy votes by written consent of a quorum of voting members. The Committee Chair does not have to be part of the voting quorum.

The Committee will appoint one or more Proxy Administrators to assist in the administration of proxy material. The Committee delegates to the Proxy Administrator(s) the duty to review each Refer Item (excluding Automatic Refer Items) and the Service’s recommendations with respect to each issue. The Proxy Administrator(s) is also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee’s instructions. The Proxy Administrator(s) is also responsible for querying the Service on a periodic basis to ensure that all ballots have been voted prior to the designated cut-off date. If an issue is identified where a ballot vote was not voted timely, the issue must be escalated to the Committee Chair and presented to the Committee at the next meeting. If the issue involves a PNC Fund, the Proxy Administrator(s) must also communicate the issue to the Director of Financial Fund Administration.

In the event that a PCA Portfolio Manager wishes to have a proxy item voted in a certain matter, differently than called for under PCA’s then current Guidelines, the issue will be directed to the Committee for review and final determination.

(1) Authority to Vote Proxies

The Committee adopts the Guidelines attached to the Proxy Voting Policy for the separately managed accounts, and the Board of Trustees of the Funds determines whether to adopt such Guidelines for the Funds. The Committee then authorizes the Service to act as its voting agent. As a general matter, the Committee will instruct the Service to vote all Routine Matters in accordance with the Guidelines. Refer Items (except Automatic Refer Items) will be voted in accordance with the instructions of the Committee. The Committee will decide Refer Items (except Automatic Refer Items) by majority vote of the Committee members, but only in the event a quorum is obtained. The Committee reserves the right, in all circumstances, not to vote in accordance with such Guidelines if the Committee determines that the vote recommended and/or cast is not in the best interests of the clients. The Committee remains solely responsible for determining how to vote each proxy.

The Committee will document the rationale for its vote in its minutes for all Refer Items (except Automatic Refer Items). The Proxy Administrator(s) will maintain a record of the proxy voting decisions made by the Committee and this information will be submitted to the Committee for review.

For Refer Items (except Automatic Refer Items), the Committee will determine how to vote such proxy by considering a number of factors, including, but not limited to:

•                  Publicly available information

•                  Research and recommendation provided by the Service

•                  Industry practices

•                  Any special circumstances relating to the company

•                  Advice from portfolio managers or investment professionals

•                  Advice from legal counsel

•                  Market conditions

•                  Industry trends

Ultimately, any such decision must be made based on a determination that the vote being cast will be in the best interests of the issuer’s shareholders. In the event that the cost of voting certain proxy issues outweighs the benefits, the Committee is not required to vote such proxies. Such situations include, but are not limited to, the following:

•                  Proxy is written in a language other than English and no translation has been provided

•                  Proxy requires overseas travel in order to vote

•                  Securities on loan must be recalled in order to vote and either the vote relates to a routine matter or the amount of securities on loan are de minimis when compared to the company’s total outstanding shares

(2) Conflicts of Interest

A conflict of interest occurs when the interests of PCA, its affiliates and the interests of their employees, officers and directors, interfere in any way with the interests of their clients. The Committee seeks to avoid all situations that might lead to a real or apparent material conflict between (i) the interests of PCA, its affiliates and the interest of their employees, officers and directors; and (ii) the Committee’s proxy voting responsibilities. Any position or interest, financial or otherwise, which could materially conflict with PCA, including Committee members, responsibilities to vote proxies, or which affects or could reasonably be expected to affect the Committee’s independence or judgment concerning how to vote proxies that the Committee has the discretion to vote, would be considered a conflict of interest. PCA and the Committee members have a responsibility to avoid material conflicts of interest, or the appearance of any conflicts of interest. This procedure is meant to prevent material conflicts of interests from affecting the manner in which the Committee votes proxies.  Materiality: When determining whether a conflict is material, the Committee may take into account financial considerations. For example, when the Committee is asked to vote on an issue with respect to a publicly traded company for which an affiliate of PCA provides services, the affiliate’s relationship may be considered material if the revenue generated by such relationship exceeds 1% of that affiliate’s annual revenue.

Identification of Conflicts of Interest: Proxies required to be voted with respect to PCA’s publicly traded companies and PNC Financial Services Group, Inc. (PNC)(2) shall be voted in accordance with the Guidelines with respect to all Routine Matters. Any refer items for PCA’s publicly traded companies and PNC Financial Services Group, Inc. will be voted according to ISS’s recommendation. Refer items for clients who are also public entities follow ISS’s recommendation.  Proxies required to be voted with respect to publicly traded companies of which a Trustee of PNC Funds is member of the board of directors shall be voted in accordance with the Guidelines with respect to all Routine Matters except to the extent that the proxies are required to be voted in accordance with specialized proxy guidelines. Refer items for public entities of which a Trustee of PNC Funds is a member of the board of directors will be voted in accordance with ISS’s recommendation. The list of these publicly traded companies can be found in Appendix A of this procedure.

With respect to PCA’s investment company clients, conflicts may arise involving the investment adviser. In such cases, PCA will follow the Guidelines described herein, including the procedures for handling conflicts of interest.

Affiliated and non-affiliated mutual fund holdings (based on CUSIP) held in the PNC Funds and PNC Funds held in accounts managed by PCA, are voted according to the vote on the street, commonly referred to as echo voting.  Echo voting means ISS will vote shares, on ballots for the companies identified to echo vote, in the same proportion as the votes of the other shareholders. When echo voting occurs, the PNC Funds and PCA clients may split their shares. For example, if the street vote is 55% in favor of a particular ballot item, then 55% of the shares held by the PNC Funds and PCA clients will be voted for the issue while 45% of the shares held will be voted against the issue.

In the event that a Committee member has a conflict of interest that would impair his or her independence or judgment in deciding how to vote, such member should recuse himself or herself from the Committee’s consideration of a particular proxy issue. The Committee may also exclude a Committee member from voting on a

(2)  PNC Capital Advisors, LLC is a registered investment adviser and direct, wholly owned subsidiary of PNC Bank, National Association (“PNC Bank”). PNC Bank is a wholly owned subsidiary of PNC Financial Services Group, Inc.

particular issue or issues if the Committee determines that the member has or may have a conflict of interest that would affect his or her ability to vote the proxy in the best interests of the client. Such exclusion may only take place if two-thirds of the Committee members present at such meeting, except the one for whom exclusion is being requested, agree to exclude such member.

The Committee may determine, in its discretion, whether additional action is necessary to determine whether Committee members may have conflicts of interests that would affect their ability to vote proxies in the best interest of the clients. The Committee may also take action it deems necessary to determine whether there is a real or apparent material conflict between (i) the interests of PCA, its affiliates and the interest of their employees, officers and directors; and (ii) the Committee’s proxy-voting responsibilities. This may include requesting that employees and officers of PCA and its affiliated entities answer questions designed to elicit whether a material conflict of interest may exist.

(3) Procedure for Verifying Independence of Proxy Voting Service

The Committee shall annually review the services provided by the Service and any other proxy voting and recording service providers (“proxy service providers”) retained by PCA.  The Committee shall conduct such review with a view to determining whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of PCA’s clients.  Among the actions which the Committee may undertake in making such an assessment are:

•                  Review of a proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

•                  Review of a proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and,

•                  Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

On an annual basis, PCA’s Compliance Team shall request from the Service the following items:

•                  A copy of the Service’s written policies and procedures in place to guard against any conflicts of interest; and

•                  A copy of the SSAE 16(3) prepared by an independent public accounting firm regarding the Service.

The items will be reviewed and a summary of such review will be presented to the Committee. In cases where the Committee has concerns that a proxy service provider’s relationship with an issuer may engender conflicts of interests with respect to the proxy voting recommendations made by the proxy service provider, the Committee may request from the proxy service provider information concerning the proxy service provider’s relationship with the issuer.

(4) Recordkeeping

PCA shall retain records relating to the voting of proxies, including:

•                  A copy of this Proxy Voting Procedure;

•                  A copy of each proxy statement received by PCA regarding portfolio securities in PCA client accounts;

•                  A record of each vote cast by PCA on behalf of a client;

•                  A copy of each written client request for information on how PCA voted proxies on behalf of the client account;

(3)  An SSAE 16 examination signifies that a service organization has had its controls and security procedures objectives and control activities examined by an independent accounting and auditing firm.

•                  A copy of any written response by PCA to the client; and

•                  All minutes of the Committee setting forth the basis for any proxy voting decision, and any other documents prepared on behalf of the Committee material to a proxy voting decision.

PCA shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies of proxy statements.  PCA shall also maintain at the Service records of proxy votes cast on behalf of PCA’s clients provided that the Service can provide a copy of the documents promptly upon request.

Appendix A to Proxy Voting Committee Procedures

This appendix is maintained in the files of PCA.

PNC Capital Advisors, LLC

Summary Proxy Voting Guidelines

Last Amended June 22, 2017

1.                                      OPERATIONAL ISSUES

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

•                  Ratifying Auditors

•                  Company name changes

•                  Stock splits

•                  Changing annual meeting date or location

•                  Changing state of incorporation

•                  Changing bylaws or charter that are of a housekeeping nature (updates or corrections)

•                  Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible

The Committee recommends generally voting AGAINST matters such as the following:

•                  Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason.

•                  Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable

•                  Approving “other business” when it appears as voting item, when no further details are provided

The Committee recommends generally voting on a CASE-BY-CASE BASIS (19) matters such as the following:

•                  Increasing or decreasing amounts of authorized stock

•                  Changing terms of authorized stock

•                  Changing size of board

2.                                      BOARD OF DIRECTORS

Voting, Board Composition and Control Issues

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict of interest; or (iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

The Committee recommends a vote FOR:

•                  Confidential voting

•                  Independent Audit Committees

•                  Independent Nominating Committees

•                  Independent Compensation Committees

•                  Requiring information on proponents of shareholder resolutions

(19)  “CASE-BY-CASE BASIS” voting correlates to PCA votes on a case-by-case basis in line with Institutional Shareholder Services (“ISS”) recommendation.

•                  Fixing the board size or designating a range for the board size

•                  Repealing classified boards and electing all directors annually

•                  Reduction of the par value of common stock

•                  Implementing a reverse stock split when the number of authorized shares will be proportionately reduced

•                  Implementing a reverse stock split to avoid delisting

•                  Instituting open-market share repurchase plans in which all shareholders may participate on equal terms

•                  Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee

•                  Shareholder proposals asking that any future poison pill be put to a shareholder vote.

•                  Proposals to lower supermajority voting requirements.

•                  Management proposals requiring a majority for election of directors.

The Committee recommends generally voting on a CASE-BY-CASE BASIS(20) matters such as the following;

•                  Election of Directors in a non-contested election generally vote FOR the election of Directors except in circumstances where issues or practices relating to Board accountability and/or responsiveness arise.

•                  Management proposals to ratify a poison pill

•                  Management and Shareholder proposals for proxy access.

•                  Shareholder proposals requiring a majority for election of directors

The Committee recommends voting FOR Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (Placing blocks of securities with friendly third parties).

The Committee recommends a vote AGAINST:

•                  Classifying the board

•                  “Fair Price” provisions requiring greater than a majority vote of all shares.

•                  Proposals requiring supermajority voting

•                  Proposals to eliminate cumulative voting(21)

•                  Proposals to provide shareholders with the ability to act by written consent

•                  Repricing of “underwater” options

•                  Shareholder proposals to impose a mandatory retirement age for outside directors

•                  Shareholder proposals to approve recapitalization plan for all Stock to have one-vote per share

(20)  “CASE-BY-CASE BASIS” voting correlates to PCA voting on a case-by-case basis giving significant weight to ISS’ recommendations.

(21)  The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends a vote on a CASE-BY-CASE-BASIS:

•                  Creation of “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•                  Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

•                  Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder

•                  Creation of Blank check preferred stock

•                  Preemptive rights

•                  Proposals giving shareholders the right to call special meetings

•                  Age or term limits for directors

•                  Proposals to separate the Chairman and CEO positions

•                  Greenmail

•                  Limiting shareholders’ right to act by written consent

•                  Proposals for the same person to hold both Chairman and CEO positions

•                  Required representation of specific gender, race, or interest groups on board

•                  Election of censors (primarily noted in French companies)(22)

•                  Election of statutory auditors (primarily noted in Japanese companies)(23)

With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:

The Committee recommends voting FOR:

•                  Restoring shareholder ability to remove directors with or without cause.

•                  Permitting shareholders to elect directors to fill board vacancies.

•                  Requiring that a majority or more of directors be independent.

The Committee recommends voting AGAINST:

•                  Eliminating entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•                  Shareholder proposals requiring two candidates per board seat.

•                  Allowing only continuing directors may elect replacements to fill board vacancies.

•                  Proposals that directors may be removed only for cause.

•                  Shareholder proposals to limit the tenure of outside directors.

•                  Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board

(22)  Policy changes implemented at ISS June 4, 2012.

(23)  Policy changes implemented at ISS September 12, 2012.

Proxy Contests

The election of directors in a contested election will be a REFER item sent to the Committee to evaluate on a case -by-case basis.

Succession Planning

Proposals seeking disclosure on a CEO succession planning policy will be voted IN LINE WITH MANAGEMENT(24).

Establish Other Board Committee

Shareholder proposals to establish a new board committee will be a REFER item sent to the Committee to evaluate on a case-by-case basis.

Exclusive Venue

Management proposals designating an exclusive venue for adjudicating legal matters will be a REFER item sent to the Committee to evaluate on a case-by-case basis.

Environment, Sustainability, and Consumer Issues

As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further environmental and sustainability issues by:

•                  Requiring a director nominee with environmental experience; or

•                  Proposals aimed at requiring increased board oversight of sustainability issues.

3.                                      MERGERS AND CORPORATE RESTRUCTURINGS

Appraisal Rights

The Committee recommends voting FOR proposals to restore, or provide shareholders with, rights of appraisal.

Golden Parachutes

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to approve the company’s golden parachute compensation in an acquisition, merger, consolidation, or proposed sale.

Mergers & Acquisitions

The Committee will have each merger and acquisition sent to the Committee as a REFER item.

Reorganization / Restructuring Plan

Proposals to common shareholders on bankruptcy plans of reorganization will be sent to the Committee as a REFER item.

Asset Sales

Asset Sales will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case-by case-basis.

(24)  Policy changes implemented at ISS September 12, 2012.

Spin Offs

Spin Offs will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case—by-case basis.

Scheme of Arrangement

Scheme of Arrangements will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case-by-case basis.

Related-Party Transactions (“RPTs”)

Shareholder approval of RPTs will be a REFER item sent to the Committee to evaluate on a case-by-case basis.

Adjourn Meeting

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to adjourn a meeting.

4.                                      STATE OF INCORPORATION

Control Share Acquisition Provisions

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

Control Share Cashout Provisions

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

Designation of Exclusive Forum for Resolution of Certain Disputes

Generally, the Committee recommends voting FOR proposals designating Delaware as exclusive forum for litigation, and, in the event a different jurisdiction is designated, will REFER proposals for the Committee’s review.

Disgorgement Provisions

The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Generally, the Committee recommends voting CASE-BY-CASE fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

Stakeholder Provisions

The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5.                                      EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation on:

•                  Stock option plans

•                  Restricted stock bonus plans

•                  Director stock ownership proposals

•                  Executive compensation proposals

The Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation, Management Say on Pay.

Say-On-Pay Frequency Vote

The Committee recommends voting FOR annual advisory votes on compensation.

Claw-back Provision (Compensation Recovery Policies)

The Committee generally favors voting on a CASE-BY-CASE BASIS shareholder proposals requesting adoption of policy that seeks to recoup bonuses/awards in the event of a significant negative restatement of financial results. The Committee recommends considering, on a case-by-case basis, such shareholder proposals if the company has a history of negative material restatements and/or if the company has already adopted a formal claw-back policy.

Stock Plans in Lieu of Cash

The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

Director Retirement Plans

The Committee recommends voting AGAINST retirement plans for non-employee directors.

The Committee recommends voting FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Employee Stock Purchase Plans

The Committee recommends voting FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value

•                  Offering period is 27 months or less, and

•                  Potential voting power dilution (VPD) is ten percent or less.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (“ESOP”s)

The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only.

The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

The Committee recommends voting FOR shareholder proposals that require management to adopt an advisory vote of shareholders for compensation practices.

The Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation, Shareholder Say on Pay.(25)

Golden Coffins / Executive Death Benefits

The Committee recommends voting on a CASE-BY-CASE BASIS proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.

(25)  Shareholder Say on Pay implemented at ISS on May 14, 2012.

Hold Equity Past Retirement or for a Significant Period of Time

The Committee recommends voting on a CASE-BY-CASE BASIS shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans.

Supplemental Executive Retirement Plans (“SERP”s)

Shareholder proposals requesting extraordinary benefits contained in SERP agreements are put to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans will be a REFER item sent to the Committee to evaluate on a case-by-case basis.

Shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan will be a REFER item sent to the Committee to evaluate on a case-by-case basis.

Tax Gross-Up Proposals

Proposals that seek to adopt a policy of not providing tax gross-up payments to executives will be a REFER item sent to the Committee to evaluate on a case—by-case basis.

Elimination of Acceleration of Equity

The Committee recommends voting on a CASE-BY-CASE BASIS shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity.

Golden and Tin Parachutes

The Committee recommends voting on a CASE-BY-CASE BASIS executive severance agreements (golden parachutes) triggered by a change in control if the following conditions are met: the benefit does not exceed relevant IRS guidelines, which are currently an amount equal to three times an executive’s annual compensation (salary and bonus), and the benefit has been approved by the company’s compensation committee.

Environment, Sustainability, and Consumer Issues

As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further environmental and sustainability issues by: Requests to include sustainability as a performance measure for senior executive compensation or assess the feasibility of including such measure.

6.                                      SOCIAL ISSUES

As a general matter, for proposals on social issues, in instances when management and ISS’ recommendation are aligned, the committee will vote in accordance with management’s recommendation.

Animal Welfare

Generally vote AGAINST requests for reports on issues of animal welfare and associated risks including:

•                        Report on risks associated with the use of battery cages in supply chain;

•                        Report on risks associated with the use of caged chickens in supply chain; or

•                        Report on risks associated with the use of gestation crates in supply chain.

Consumer Issues and Public Safety

As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:

•                  Requiring reports that go beyond standard industry practice including, but not limited to:

•                  Requiring reports on gender pay gap; and

•                  Requiring reports on human rights risk assessments.

However, additional reporting may be warranted if:

•                  The company’s level of disclosure lags that of its competitors, or

•                  The company has a poor track record regarding gender equality or human rights, such as violations of federal and state regulations regarding.

•                  Restricting the company’s ability to do business in any location or with any particular group.

•                  Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7.                                                                                        ENVIRONMENTAL AND SUSTAINABILITY

As a general matter, for proposals on environmental and sustainability issues, in instances when management and ISS’ recommendation are aligned, the committee will vote in accordance with management’s recommendation.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Generally vote AGAINST proposals requesting reports on potential environmental impacts and risks including:

•                  Report of food waste management; and

•                  Report on biomass carbon footprint and assess risks.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•                  The company’s level of disclosure lags that of its competitors, or

•                  The company has a poor environmental track record, such as violations of federal and state regulations.

Generally vote AGAINST proposals to adopt quantitative carbon dioxide or greenhouse gas (“GHG”) goals for products and/or operations.

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s hydraulic fracturing operations, unless the report is duplicative of the company’s current disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•                  The company’s level of disclosure lags that of its competitors, or

•                  The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Generally vote FOR proposals to report on an existing recycling program.

Generally vote AGAINST proposals to assess the environmental impact of non-recyclable packaging.

Proposals requesting the adoption of recycling programs will be a REFER item sent to the Committee to evaluate on a case-by-case basis.

Water Issues

Generally vote AGAINST proposals requesting the implementation of a water quality stewardship policy.

8.                                        GENERAL CORPORATE ISSUES

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  The company is in compliance with laws governing corporate political activities, and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

The Committee recommends voting AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws have reporting requirements.

The Committee recommends voting AGAINST proposals disallowing the company from making political contributions.

The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.

The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company

The Committee recommends voting AGAINST proposals to improve the disclosure of a company’s political contributions and trade association spending.

Lobbying

The Committee recommends voting AGAINST proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities.

9.                                        LABOR STANDARDS AND HUMAN RIGHTS

China Principles

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to implement the China Principles unless:

•                  There are serious controversies surrounding the company’s China operations, and

•                  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

10.                               MILITARY BUSINESS

Foreign Military Sales/Offsets

The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear Weapons

The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

11.                               WORKPLACE DIVERSITY

Board Diversity

The Committee recommends voting on a CASE-BY-CASE BASIS reports on the company’s efforts to diversify the board, unless:

•                  The board composition is reasonably inclusive in relation to companies of similar size and business or

•                  The board already reports on its nominating procedures and diversity initiatives.

Equal Employment Opportunity (“EEO”)

The Committee recommends voting on a CASE-BY-CASE BASIS reports outlining the company’s affirmative action initiatives unless all of the following apply:

•                  The company has well-documented equal opportunity programs

•                  The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•                  The company has no recent EEO-related violations or litigation.

The Committee recommends voting on a CASE-BY-CASE BASIS proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

The Committee recommends voting on a CASE-BY-CASE BASIS reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•                  The composition of senior management and the board is fairly inclusive;

•                  The company has well-documented programs addressing diversity initiatives and leadership development;

•                  The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

•                  The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

12.                               MUTUAL FUND PROXIES

Approve New Classes or Series of Shares

The Committee recommends voting FOR the establishment of new classes or series of shares.

Change Fundamental Investment Objective to Nonfundamental

The Committee recommends voting AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:

•                  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series.

•                  Removal of shareholder approval requirement for amendments to the new declaration of trust.

•                  Removal of shareholder approval requirement to make material changes to the fund’s management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract.

•                  Removal of shareholder approval requirement to change the domicile of the fund.

Authorize the Board to Hire and Terminate Sub-advisors Without Shareholder Approval

The Committee recommends voting FOR proposals authorizing the board of a registered investment company to hire/terminate sub-advisers without shareholder approval when the registered investment company has applied for or received exemptive relief from the SEC.

PNC FUNDS

FORM N-1A

PART C - OTHER INFORMATION

Item 28. Exhibits.

(a)

Agreement and Declaration of Trust dated August 25, 2009 is incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement filed on December 31, 2009 (“PEA No. 87”).

(b)	Bylaws of Registrant are incorporated herein by reference to Exhibit (b) to PEA No. 87.

(c)	See Article III and Article V of Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit (a) to PEA No. 87.

(d)(1)

Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and the Registrant, on behalf of the Balanced Allocation Fund, International Equity Fund, Large Cap Core Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund, Small Cap Fund, Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund, Ultra Short Bond Fund, Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund, Maryland Tax Exempt Bond Fund, Tax Exempt Limited Maturity Bond Fund, Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement filed on July 30, 2010 (“PEA No. 88”).

(d)(2)

Amendment dated September 28, 2012 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 97 to Registrant’s Registration Statement filed on July 29, 2013 (“PEA No. 97”).

(d)(3)

Amendment dated December 30, 2013 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 102 to Registrant’s Registration Statement filed on December 27, 2013 (“PEA No. 102”).

(d)(4)

Amendment dated August 27, 2014 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement filed on September 26, 2014 (“PEA No. 104”).

(d)(5)

Amendment dated February 29, 2016 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 116 (“PEA No. 116”).

(d)(6)

Amendment dated March 31, 2017 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 121 (“PEA No. 121”).

(d)(7)

Amendment dated September 28, 2017 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement filed on September 27, 2017 (“PEA No. 125”).

(d)(8)	Form of Amendment dated March 1, 2018 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant, filed herewith.

(d)(9)

Sub-Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Polaris Capital Management, LLC with respect to the PNC International Equity Fund is incorporated herein by reference to Exhibit (d)(2) to PEA No. 88.

(d)(10)	Expense Limitation Agreement dated September 29, 2017 between Registrant and PNC Capital Advisors, LLC is incorporated herein by reference to Exhibit (d)(9) to PEA No. 125.

(d)(11)	Expense Limitation Agreement dated [ ] between Registrant and PNC Capital Advisors, LLC, to be filed by subsequent amendment.

(e)(1)

Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 95 to Registrant’s Registration Statement filed on July 7, 2012 (“PEA No. 95”).

(e)(2)

Amendment dated September 28, 2012 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(2) to PEA No. 97.

(e)(3)

Amendment dated December 30, 2013 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(3) to PEA No. 102.

(e)(4)

Amendment dated April 28, 2015 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(4) to Post-Effective Amendment No. 107 to Registrant’s Registration Statement filed on April 27, 2015 (“PEA No. 107”).

(e)(5)

Amendment dated August 28, 2015 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 111 to Registrant’s Registration Statement filed on August 28, 2015 (“PEA No. 111”).

(e)(6)

Amendment dated February 29, 2016 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(6) to PEA No. 116.

(e)(7)

Amendment dated March 31, 2017 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(7) to PEA No. 121.

(e)(8)	Novation of Distribution Agreement among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(8) to PEA No. 121.

(e)(9)	Form of Amendment dated March 1, 2018 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC, filed herewith.

(f)	None.

(g)(1)

Amended and Restated Custodian Services Agreement between Registrant and BNY Mellon Investment Servicing Trust Company (formerly, PFPC Trust Company) dated June 30, 2010 is incorporated herein by reference to Exhibit (g) to PEA No. 88.

(g)(2)

Amendment dated September 28, 2012 to the Amended and Restated Custodian Services Agreement between Registrant and The Bank of New York Mellon (formerly, PFPC Trust Company) is incorporated herein by reference to Exhibit (g)(2) to PEA No. 97.

(h)(1)

Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.), dated June 30, 2010 is incorporated herein by reference to Exhibit (h)(1) to PEA No. 88.

(h)(2)

Money Market Fund Services Amendment to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. dated July 31, 2011 is incorporated herein by reference to Exhibit (h)(2) to PEA No. 95.

(h)(3)

Amendment dated September 28, 2012 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(3) to PEA No. 97.

(h)(4)

Amendment dated February 28, 2013 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(4) to PEA No. 97.

(h)(5)

Amendment dated December 30, 2013 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(5) to PEA No. 102.

(h)(6)

Amendment dated September 23, 2014 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(6) to PEA No. 104.

(h)(7)

Amendment dated February 29, 2016 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(7) to PEA No. 116.

(h)(8)

Amendment dated March 31, 2017 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(8) to PEA No. 125.

(h)(9)

Amendment dated May 26, 2017 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(9) to PEA No. 125.

(h)(10)

Form of Amendment dated March 1, 2018 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc., filed herewith.

(h)(11)

Amended and Restated Money Market Fund Services Amendment dated as of April 14, 2016 to Co-Administration and Account Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 118 to Registrant’s Registration Statement filed on September 28, 2016 (“PEA No. 118”).

(h)(12)

Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.), dated June 30, 2010, is incorporated herein by reference to Exhibit (h)(2) to PEA No. 88.

(h)(13)

Amendment dated September 28, 2012 to the Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. dated June 30, 2010 is incorporated herein by reference to Exhibit (h)(6) to PEA No. 97.

(h)(14)

Amendment dated December 30, 2013 to the Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(8) to PEA No. 102.

(h)(15)

Amendment dated February 29, 2016 to the Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(11) to PEA No. 116.

(h)(16)

Amendment dated March 31, 2017 to the Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(15) to PEA No. 125.

(h)(17)	Form of Amendment dated March 1, 2018 to the Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc., filed herewith.

(h)(18)

Amended and Restated Shareholder Services Plan adopted by the Board of Trustees on August 26, 2015 related to A Shares, C Shares, R Shares, R4 Shares, R5 Shares and Advisor Shares is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 113 to Registrant’s Registration Statement filed on September 25, 2015.

(h)(19)

Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co., dated August 24, 2011, is incorporated herein by reference to Exhibit (h)(7) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement filed on July 13, 2012.

(h)(20)	Amendment dated May 10, 2013 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(9) to PEA No. 97.

(h)(21)	Amendment dated December 30, 2013 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(12) to PEA No. 102.

(h)(22)	Amendment dated February 27, 2014 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(14) to PEA No. 104.

(h)(23)	Amendment dated March 11, 2015 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(15) to PEA No. 107.

(h)(24)	Amendment dated February 29, 2016 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(18) to PEA No. 116.

(h)(25)	Amendment dated May 17, 2016 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(20) to PEA No. 118.

(h)(26)	Amendment dated October 16, 2016 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(23) to PEA No. 121.

(h)(27)	Amendment dated January 20, 2017 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(24) to PEA No. 121.

(h)(28)	Amendment dated April 10, 2017 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(26) to PEA No. 125.

(i)(1)	Opinion of Drinker Biddle & Reath LLP dated December 31, 2009 with respect to validity of shares is incorporated herein by reference to Exhibit (i)(1) to PEA No. 87.

(i)(2)

Opinion of Ropes & Gray LLP dated September 28, 2012 with respect to validity of shares of PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund, PNC Target 2050 Fund and PNC Retirement Income Fund is incorporated herein by reference to Exhibit (i)(2) to PEA No. 95.

(i)(3)

Opinion of Smith, Katzenstein & Jenkins, LLP dated December 26, 2013 with respect to validity of shares of PNC Mid Cap Index Fund and PNC Small Cap Index Fund, and validity of Class R4 and Class R5 shares of PNC S&P 500 Index Fund is incorporated herein by reference to Exhibit(i)(3)to PEA No. 102.

(i)(4)	Opinion of Smith, Katzenstein & Jenkins, LLP dated April 27, 2015 with respect to validity of Class T shares of PNC Balanced Allocation Fund, PNC Retirement Income Fund, PNC Target

2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund and PNC Target 2050 Fund is incorporated herein by reference to Exhibit (i)(4) to PEA No. 107.

(i)(5)

Opinion of Smith, Katzenstein & Jenkins, LLP dated August 28, 2015 with respect to validity of Advisor Class Shares of PNC Government Money Market Fund is incorporated herein by reference to Exhibit (i)(5) to PEA No. 111.

(i)(6)

Opinion of Smith, Katzenstein & Jenkins, LLP dated February 23, 2015 with respect to validity of Class A, Class I and Class R Shares of PNC International Growth Fund is incorporated herein by reference to Exhibit (i)(6) to PEA No.116.

(i)(7)

Opinion of Smith, Katzenstein & Jenkins, LLP dated September 28, 2016 with respect to validity of Class C Shares of PNC Multi-Factor Small Cap Core Fund is incorporated herein by reference to Exhibit (i)(7)to PEA No.118.

(i)(8)

Opinion of Smith, Katzenstein & Jenkins, LLP dated March 21, 2017 with respect to validity of Class A, Class I, and Class R of PNC Emerging Markets Equity Fund is incorporated herein by reference to Exhibit (i)(8) to PEA No. 121.

(i)(9)

Opinion of counsel with respect to validity of Class R6 shares of PNC International Equity Fund, PNC Multi-Factor Small Cap Core Fund and PNC Multi-Factor Small Cap Growth Fund, to be filed by amendment.

(i)(10)	Opinion of counsel with respect to validity of Institutional Class, Advisor Class and Service Class shares of PNC Treasury Plus Money Market Fund, filed herewith.

(j)(1)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(j)(2)	Consent of Ropes & Gray LLP, filed herewith.

(k)	None.

(l)(1)

Purchase Agreement between Registrant and McDonald & Company Securities, Inc. dated January 28, 1986 is incorporated herein by reference to Exhibit (l)(1) to Post-Effective Amendment No. 48 to Registrant’s Registration Statement filed on October 6, 1999 (“PEA No. 48”).

(l)(2)

Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio dated July 19, 1988 is incorporated herein by reference to Exhibit (l)(2) to PEA No. 48.

(l)(3)

Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio (Trust), dated October 17, 1989 is incorporated herein by reference to Exhibit (l)(3)to PEA No. 48.

(l)(4)

Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Equity Growth Portfolio and Bond Portfolio, dated December 20, 1989 is incorporated herein by reference to Exhibit (l)(4) to PEA No. 48.

(l)(5)

Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Ohio Tax Exempt Bond Portfolio, dated January 5, 1990 is incorporated herein by reference to Exhibit (l)(5) to PEA No. 48.

(l)(6)

Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Limited Maturity Bond Fund (formerly known as the Enhanced Income Fund), dated July 5, 1994 is incorporated herein by reference to Exhibit (1)(6) to PEA No. 48.

(l)(7)

Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Equity Income Portfolio, dated June 30, 1994 is incorporated herein by reference to Exhibit (l)(7) to PEA No. 48.

(l)(8)

Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Small Cap Value Fund (formerly known as the Mid Cap Regional Equity Portfolio), dated July 25, 1994 is incorporated herein by reference to Exhibit (l)(8)to PEA No. 48.

(l)(9)

Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Total Return Advantage Fund, dated July 5, 1994 is incorporated herein by reference to Exhibit (l)(9) to PEA No. 48.

(l)(10)	Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the National Tax Exempt Bond Fund is incorporated herein by reference to Exhibit (l)(10) to PEA No. 48.

(l)(11)

Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Tax Exempt Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(j) to Registrant’s Registration Statement filed on April 11, 1997 (“PEA No. 33”).

(l)(12)

Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Intermediate Government Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(k) to PEA No. 33.

(l)(13)	Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the GNMA Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(l) to PEA No. 33.

(l)(14)

Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Municipal Bond Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(m) to PEA No. 33.

(l)(15)

Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Core Equity Fund is incorporated herein by reference to Exhibit 13(n) to Registrant’s Registration Statement filed on September 30, 1997 (“PEA No. 36”).

(l)(16)

Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U — Special Series 1) is incorporated herein by reference to Exhibit (l)(16) to Registrant’s Registration Statement filed on July 18, 2000 (“PEA No. 52”).

(l)(17)

Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Equity Index Fund is incorporated herein by reference to Exhibit (1)(17) to Registrant’s Registration Statement filed on September 29, 2000 (“PEA No. 53”).

(l)(18)	Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Real Return Advantage Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 33.

(l)(19)	Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small Cap Growth Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 36.

(l)(20)	Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares for each Fund is incorporated herein by reference to Exhibit (1)(20) to PEA No. 53.

(l)(21)	Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Balanced Allocation Fund is incorporated herein by reference to Exhibit (l)(21) to PEA No. 53.

(l)(22)

Purchase Agreement dated September 14, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Ohio Municipal Money Market Fund (Class BB and Class BB — Special Series 1) is incorporated herein by reference to Exhibit (l)(22) to PEA No. 52.

(l)(23)

Purchase Agreement dated April 9, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Tax Managed Equity Fund (Class Z, Class Z - Special Series 1 and Class Z - Special Series 2) and the National Tax-Exempt Fund (Class L, Class L - Special Series 1 and Class L - Special Series 2) is incorporated herein by reference to Exhibit (l)(23) to PEA No. 52.

(l)(24)

Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U) is incorporated herein by reference to Exhibit (l)(24) to PEA No. 52.

(l)(25)

Purchase Agreement dated January 2, 1998 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Intermediate Bond and Bond Funds is incorporated herein by reference to Exhibit (l)(25) to PEA No. 52.

(l)(26)

Purchase Agreement dated January 11, 2000 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Equity Index, Total Return Advantage, Enhanced Income and GNMA Funds and Special Series 3 Shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Tax Managed Equity, Equity Index, Enhanced Income, Total Return Advantage, GNMA, Intermediate Bond, Bond, National Tax-Exempt Bond, Ohio Tax-Exempt Bond and Pennsylvania Municipal Bond Funds is incorporated herein by reference to Exhibit (1)(26) to PEA No. 53.

(l)(27)

Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit (l)(28) to Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on April 12, 2002.

(l)(28)

Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small/Mid Cap Value Fund is incorporated herein by reference to Exhibit (l)(29) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement filed on July 30, 2002.

(l)(29)

Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Allegiant High Yield Bond Fund dated April 29, 2008 is incorporated herein by reference to Exhibit (1)(29) to Post-Effective Amendment No. 81 to Registrant’s Registration Statement filed on September 29, 2008.

(l)(30)

Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Armada Short Duration Bond Fund is incorporated herein by reference to Exhibit (l)(31) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement filed on June 21, 2002.

(l)(31)

Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Armada Small Cap Core Fund is incorporated herein by reference to Exhibit (l)(31) to Post-Effective Amendment No. 79 to Registrant’s Registration Statement filed on September 28, 2007.

(l)(32)

Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Allegiant Multi-Factor Small Cap Core Fund, Allegiant Multi-Factor Small Cap Growth Fund and Allegiant Multi-Factor Small Cap Value Fund is incorporated herein by reference to Exhibit (l)(34) to Post-Effective Amendment No. 76 to Registrant’s Registration Statement filed on September 28, 2005.

(l)(33)

Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Tax Exempt Limited Maturity Bond Fund and Maryland Tax Exempt Bond Fund, respectively, is incorporated herein by reference to Exhibit (l)(33) to Post-Effective Amendment No. 90 to Registrant’s Registration Statement filed on July 29, 2011.

(l)(34)	Purchase Agreement between Registrant and sole shareholder of the Registrant at its inception dated August 25, 2009 is incorporated herein by reference to Exhibit (l)(34) to PEA No. 87.

(l)(35)

Purchase Agreement between Registrant and sole shareholder of the Registrant, with respect to PNC International Growth Fund, at its inception dated February 29, 2016 is incorporated herein by reference to Exhibit (l)(35) to PEA No. 125.

(l)(36)

Purchase Agreement between Registrant and sole shareholder of the Registrant, with respect to PNC Emerging Markets Equity Fund, at its inception dated March 31, 2017 is incorporated herein by reference to Exhibit (l)(36) to PEA No. 125.

(m)(1)	C Shares Distribution Plan is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 58 to Registrant’s Registration Statement filed on September 28, 2001.

(m)(2)

Amended and Restated Service and Distribution Plan for the A Share Class is incorporated herein by reference to Exhibit (m)(8) to Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on September 28, 2009.

(m)(3)	Distribution Plan for Class T Shares is incorporated herein by reference to Exhibit (m)(3) to PEA No. 107.

(n)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System, filed herewith.

(o)

Powers of Attorney with respect to Registrant for Stephen M. Todd, Dorothy A. Berry, John G. Drosdick, Edward D. Miller, M.D., L. White Matthews, III, Jennifer E. Spratley, John F. Kernan, Thomas R. Rus, Maryann Bruce, Mark Hancock, Calvin J. Butler, Jr. and Ashi S. Parikh are filed herewith.

(p)(1)	Combined Personal Trading Code of Ethics of PNC Capital Advisors, LLC, PNC Funds and PNC Advantage Funds is incorporated herein by reference to Exhibit (p)(1) to PEA No. 97.

(p)(2)	Code of Ethics of Polaris Capital Management, LLC is incorporated herein by reference to Exhibit (p)(2) to PEA No. 104.

(p)(3)	Code of Ethics of PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (p)(3) to PEA No. 104.

Item 29.                                                  Persons Controlled By or Under Common Control with Registrant.

The following entities may be considered to be under common control with the Registrant at the time of this filing:

PNC Advantage Funds; and

International Growth Fund, L.P.

(each organized under the laws of Delaware and each files separate financial statements)

PNC Advantage Funds has a Board of Trustees that is identical in composition to the Board of Trustees of the Registrant. PNC IG Fund GP, LLC is the general partner of International Growth Fund, L.P., PNC Capital Advisors, LLC serves as the investment adviser for the Registrant and each of the entities listed above.  PNC Capital Advisors, LLC’s parent company, PNC Bank, National Association (“PNC Bank”), may be deemed to be the beneficial owner of one or more series of the Registrant and the entities listed above, for purposes of the federal securities laws, because PNC Bank possesses sole or shared voting power in excess of 25% of the voting securities of certain series of the Registrant and the entities listed above.  PNC Bank does not, however, have any economic interest in such voting securities, which are held solely for the benefit of its customers. PNC Bank is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), a financial holding company regulated by the Board of Governors of the Federal Reserve System.  In addition, as of September 21, 2017, PNC Investment Company, LLC, a wholly-owned subsidiary of PNC, owned  58.57% and 99.70% of PNC International Growth Fund and PNC Emerging Markets Equity Fund (each a series of the Registrant) respectively.

Item 30.                                                  Indemnification.

Article VII of the Registrant’s Agreement and Declaration of Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations.  The Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 28(a).

The Advisory Agreement provides that the investment adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from a breach of its fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser or from reckless disregard by the investment adviser of its obligations or duties under the Advisory Agreement.  The Advisory Agreement is incorporated herein by reference to Exhibit (d)(1) to PEA No. 88, and the amendments to such agreement are incorporated herein by reference to Exhibit (d)(2) to PEA No. 97, Exhibit (d)(3) to PEA No. 102, Exhibit (d)(4) to PEA No. 104, Exhibit (d)(5) to PEA No. 116, Exhibit (d)(6) to PEA No. 121 and Exhibit (d)(7) to PEA No. 125.

Indemnification of Registrant’s principal underwriter, custodian, administrators and transfer agent is provided for in Section 10 of the Distribution Agreement incorporated herein by reference to Exhibit (e)(1) to PEA No. 95, and the amendments to such agreement are incorporated herein by reference to Exhibit (e)(2) to PEA No. 97, Exhibit (e)(3) to PEA No. 102, Exhibit (e)(4) to PEA No. 107, Exhibit (e)(5) to PEA No. 111, Exhibit (e)(6) to PEA No. 116 and Exhibit (e)(7) to PEA No. 121; Section 12 of the Amended and Restated Custodian Services Agreement incorporated herein by reference to Exhibit (g)(1) to PEA No. 88, and the amendments to such agreement are incorporated herein by reference to Exhibit (g)(2) to PEA No. 97; Section 11 of the Co-Administration and Accounting Services Agreement incorporated herein by reference to Exhibit (h)(1) to PEA No. 88, and the amendments to such agreement incorporated herein by reference to Exhibit (h)(2) to PEA No. 95, Exhibit (h)(3) and Exhibit (h)(4) to PEA No. 97, Exhibit (h)(5) to PEA No. 102, Exhibit (h)(6) to PEA No. 104, Exhibit (h)(7) to PEA No. 116 and Exhibits (h)(8) and (h)(9) to PEA 125; and Section 12 of the Transfer Agency Services Agreement incorporated herein by reference to Exhibit (h)(7) to PEA No. 88, and the amendments to such agreement are incorporated herein by reference to Exhibit (h)(6) to PEA No. 97, Exhibit (h)(8) to PEA No. 102, Exhibit (h)(11) to PEA No. 116 and Exhibit (h)(15) to PEA No. 125, respectively.

Registrant has obtained from a major insurance carrier a Trustee’s and Officer’s liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its Trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of his or her reckless disregard of the duties involved in the conduct of his or her office or under his or her agreement with Registrant.

Item 31.                                                  Business and Other Connections of Investment Adviser.

(a)         Investment Adviser:  PNC Capital Advisors, LLC (the “Adviser”).

The Adviser was formed as a result of the merger of Allegiant Asset Management Company, previously known as National City Investment Management Company (“Allegiant”), and PNC Capital Advisors, Inc.  The Adviser performs investment advisory services for Registrant and certain other investment advisory customers.

Prior to September 30, 2009, Allegiant served as investment adviser to the Funds. Effective January 1, 2009, Allegiant became an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”).  Prior to such date, Allegiant was an indirect wholly owned subsidiary of National City Corporation.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for PNC, the parent company of the Adviser. Set forth below are the names and principal businesses of the directors of the Adviser, who are engaged in any other business, profession, vocation or employment of a substantial nature.  Information as to the directors and certain executive officers of the Adviser is also included in the Adviser’s Form ADV as filed with the SEC (File No. 801-70684) and is incorporated herein by reference.

PNC CAPITAL ADVISORS, LLC

Name and Address	Position with Adviser	Other Business Connections	Type of Business
Mark McGlone One East Pratt Street — 5th Floor Baltimore, MD 21202	Director, President and Chief Investment Officer	President of PNC IG Fund GP, LLC, One East Pratt Street — 5th Floor, Baltimore, MD 21202	General Partner of a Private Fund

Bryan K. Garlock One PNC Plaza 249 Fifth Avenue Pittsburgh, PA 15222	Director	Executive Vice President & Chief Operating Officer, PNC Bank	Bank

Orlando C. Esposito 1600 Market Street, 3rd Floor Philadelphia, PA 19103	Director	Executive Vice President, PNC Bank; Head of Asset Management Group division of PNC Bank	Bank

Alistair Jessiman 1600 Market Street, 30th Floor Philadelphia, PA 19103	Director	Executive Vice President, PNC Bank; Managing Executive, PNC Asset Management Group division of PNC Bank	Bank

Thomas P. Melcher 1600 Market Street, 30th Floor Philadelphia, PA 19103	Director	Executive Vice President, PNC Bank; Chief Investment Officer, Asset Management Group division of PNC Bank	Bank

(b)         Investment Sub-Adviser:  Polaris Capital Management, LLC (“Polaris”)

The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature. The address of Polaris is 121 High Street, 2nd Floor, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Position with Polaris	Other Business Connections	Type of Business
Bernard R. Horn, Jr.	President and Portfolio Manager	N/A	N/A

Kathleen S. Jacobs	Vice President	N/A	N/A

Sumanta Biswas, CFA	Vice President, Assistant Portfolio Manager	N/A	N/A

Lorraine B. Horn	Director	N/A	N/A

Christopher K. McLeod	Director	Managing Partner at Elm Street Ventures and director of Abeome Corporation; Ancera Inc.; Tangen Biosciences, Inc.; and Saphlux, Inc.	Life Science/ Biotech

Item 32.                                                Principal Underwriter

Item 32(a)                                      As of February 27, 2018, PNC Funds Distributor, LLC (the “Distributor”) continues to serve as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.              PNC Funds

2.              PNC Advantage Funds

Item 32(b)                                      The following are the Officers and Managers of the Distributor, the Registrant’s underwriter.  The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 100, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)                                         Not applicable.

Item 33.                                                  Location of Accounts and Records.

(a)         PNC Capital Advisors, LLC (the “Adviser”), 1900 East 9th Street, 14th Floor, Cleveland, Ohio, 44114 and One East Pratt Street, 5th Floor, Baltimore, Maryland 21202 and PNC, Trust Operations, 4100 West 150th Street, Cleveland, Ohio 44135 (records relating to their functions as investment adviser and co-administrator); and PNC, Columbus Plaza, 155 E.

Broad Street, Columbus, Ohio 43215 (records relating to former Adviser’s function as investment adviser to the predecessor Parkstone Group of Funds).

(b)         The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, DE 19809 (Registrant’s Agreement and Declaration of Trust, Bylaws, Minute Books and records relating to its function as co-administrator and transfer agent).

(c)          PNC Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 and 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312  (records relating to its function as distributor).

(d)         Polaris Capital Management, LLC, 121 High Street, 2nd Floor, Boston, Massachusetts 02110 (records relating to its function as sub-adviser to a portion of the assets of the PNC International Equity Fund).

(e)          GE Asset Management Incorporated, 1600 Summer Street, Stamford, Connecticut 06905 (records relating to its function as sub-adviser from January 4, 2010 through October 31, 2013 to a portion of the assets of the PNC International Equity Fund).

(f)           The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286 (records relating to its function as custodian).

Item 34.                                                  Management Services.

Inapplicable.

Item 35.                                                  Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 129 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, on the 27th of February, 2018.

PNC FUNDS
Registrant
/s/ Jennifer E. Spratley
Jennifer E. Spratley
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 129 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*John G. Drosdick	Trustee and Chairman of the Board	February 27, 2018
John G. Drosdick

*Dorothy A. Berry	Trustee	February 27, 2018
Dorothy A. Berry

*Calvin G. Butler, Jr.	Trustee	February 27, 2018
Calvin G. Butler, Jr.

*Maryann Bruce	Trustee	February 27, 2018
Maryann Bruce

*Mark Hancock	Trustee	February 27, 2018
Mark Hancock

*L. White Matthews, III	Trustee	February 27, 2018
L. White Matthews, III

*Edward D. Miller, M.D.	Trustee	February 27, 2018
Edward D. Miller, M.D.

*Ashi S. Parikh	Trustee	February 27, 2018
Ashi S. Parikh

*Stephen M. Todd	Trustee	February 27, 2018
Stephen M. Todd

/s/ Jennifer E. Spratley	President	February 27, 2018
Jennifer E. Spratley

/s/ John Kernan	Vice President and Treasurer	February 27 , 2018
John Kernan

*By:	/s/ Thomas R. Rus
Thomas R. Rus
Attorney-in-Fact

* Pursuant to powers of attorney dated February 22, 2018, filed herewith.

EXHIBIT INDEX

Exhibit No.	Description
(d)(8)	Form of Amendment dated March 1, 2018 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant, filed herewith.

(e)(9)	Form of Amendment dated March 1, 2018 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC

(h)(10)	Form of Amendment dated March 1, 2018 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc.

(h)(17)	Form of Amendment dated March 1, 2018 to the Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc., filed herewith

(i)(10)	Opinion of counsel with respect to validity of Institutional Class, Advisor Class and Service Class shares of PNC Treasury Plus Money Market Fund

(j)(1)	Consent of Independent Registered Public Accounting Firm

(j)(2)	Consent of Ropes & Gray LLP

(n)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System

(o)

Powers of Attorney with respect to Registrant for Stephen M. Todd, Dorothy A. Berry, John G. Drosdick, Edward D. Miller, M.D., L. White Matthews, III, Jennifer E. Spratley, John F. Kernan, Thomas R. Rus, Maryann Bruce and Mark Hancock